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Galaxy
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Funds
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[GRAPHIC OMITTED]




-------------------------------------------------------------------------------
MONEY MARKET FUNDS REPORT
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MONEY MARKET FUND o GOVERNMENT FUND o TAX-EXEMPT FUND o U.S. TREASURY FUND
CONNECTICUT MUNICIPAL MONEY MARKET FUND o MASSACHUSETTS MUNICIPAL MONEY MARKET FUND


------------------
ANNUAL
REPORT

For the Year Ended
October 31, 1997

------------------

------------------


CHAIRMAN'S
MESSAGE
------------------


Dear Shareholder:

      Enclosed is your performance report for the Galaxy Money Market Funds for the fiscal year ended October 31, 1997. As in the past, investors benefited from combining money market investments with investments in stocks and bonds. While uncertainty about the economy, inflation, and interest rates increased volatility in the financial markets, the steady income and short maturities of money market issues provided investors important stability. Investors were also rewarded for holding stocks and bonds. Because the economy continued to grow without higher inflation, stocks and bonds enjoyed solid returns.

      These returns became more attractive with passage of the Taxpayer Relief Act of 1997 (the "Act"), which reduced tax rates for long-term capital gains. Under the Act, the top tax rate fell from 28% to 20% for investments sold from May 7, 1997, through July 28, 1997, that were held longer than 12 months. For sales after July 28, 1997, the lower capital gains rate applies for investments held more than 18 months. The rate for investors in the 15% income tax bracket has fallen from 15% to 10%.

      The new law also makes individual retirement accounts more attractive in some circumstances. Starting in 1998, the law raises the income limits for deductible contributions when you have a company retirement plan and allows, when a couple's joint income is less than $150,000, one spouse to make deductible contributions even if the other spouse has a company plan. If you want to use money in a deductible IRA to pay college expenses or buy a first home, you may do so without penalty before age 59 1/2.

      Two new IRAs may help you build savings from nondeductible contributions. The Roth IRA allows up to $2,000 in after-tax contributions each year and eliminates taxes on all distributions after age 59 1/2. You may remove up to $10,000 before 59 1/2 to buy a first home. However, no tax-free distributions may be made until at last five years after you establish a Roth IRA. The education IRA allows up to $500 in after-tax contributions per year for each child under age 18. You can remove earnings at any time, without tax or penalties, to pay the child's college expenses. Both the Roth IRA and the education IRA are subject to certain income limits.

      To help you make the most of these changes, we have prepared a guide to the new legislation and added a Roth IRA and an education IRA to our other retirement products. If you would like information on using IRAs with the Galaxy Funds, or you have questions about this report, please call the Galaxy Information Center at 1-800-628-0414.

      Sincerely,

      /s/ Dwight E. Vicks, Jr.
          Dwight E. Vicks, Jr.
          Chairman of the Board of Trustees


----------------------------
MUTUAL FUNDS:


O ARE NOT BANK DEPOSITS

O ARE NOT FDIC INSURED

O ARE NOT OBLIGATIONS OF
FLEET BANK

O ARE NOT GUARANTEED BY
FLEET BANK

O ARE SUBJECT TO INVESTMENT
RISK INCLUDING POSSIBLE LOSS
OF PRINCIPAL AMOUNT INVESTED

-----------------------------

-------------------





MARKET OVERVIEW
-------------------

MONEY MARKET OVERVIEW

By Fleet Investment Advisors Inc.

      Money market yields were volatile at times during the past year, but ended the year at just about the same level at which they had begun the year. Most of the volatility occurred as investors tried to gauge whether the economy's growth rate would induce the Federal Reserve (the "Fed") to boost interest rates. However, because growth and inflation remained moderate, the Fed raised interest rates only once -- a modest increase of 25 basis points in March of 1997.

"WHEN WE EXPECTED YIELDS TO BE STABLE OR FALLING, WE EMPHASIZED ISSUES WITH LONGER MATURITIES TO EARN HIGHER YIELDS."

      We changed the maturity structure of the Galaxy Money Market Funds to make the most of fluctuating yields, and adjusted the mix of investments to optimize changing yield spreads. These strategies helped the funds earn solid returns for the 12 months ended October 31, 1997.

MODERATING GROWTH

      In the fall of 1996, three-month Treasury Bills were yielding about 5.1%, the annual rate of inflation was about 3%, and economic growth seemed to be slowing. The Commerce Department reported that the gross domestic product ("GDP"), which measures U.S. goods and services, had grown at an annual rate of 2.1% in the third quarter of 1996 -- down from 4.7% in the second quarter. With slower growth, moderate inflation, and new hope for balancing the federal budget, the Fed left short-term interest rates unchanged. This kept money market yields relatively stable.

      The Commerce Department reported that economic growth had accelerated in the fourth quarter of 1997, causing money market yields to rise in the first months of 1997. Although inflation was falling, strong consumer demand and tight labor markets suggested higher inflation in the future. At the same time, the Fed was concerned about an "irrational exuberance" in stock prices. These factors caused the Fed to raise its Fed Funds rate to 5.5%.

      After growing at an annual rate of 4.9% in the first quarter of 1997, the economy's annual growth rate slowed to 3.6% in the second quarter. This, plus improved productivity, pushed inflation down to 2.2%. Having reached a high of 5.3% in April, money market yields edged lower. A continued slowdown in growth, plus currency problems in Asia, further reduced the chance of another hike in interest rates. By the end of October the yield for three-month Treasuries returned to 5.2%.

INVESTMENT STRATEGY

      We purchased securities with longer maturities to earn higher yields, if we anticipated interest rates to be stable and/or to fall. In a rising interest rate environment, we bought shorter-term issues. This allowed us to take advantage of higher interest rates as issues matured.

      As usual, we monitored the yield spreads between different money market instruments to find the best value, which helped to enhance fund returns.

-------------------





MARKET OVERVIEW
-------------------

PERFORMANCE AT-A-GLANCE As of October 31, 1997

                                            RETAIL        RETAIL B     TRUST
                                            SHARES         SHARES      SHARES
                                            ------        --------     ------
    GALAXY MONEY MARKET FUND
         7-day average yield ..........      4.93%         4.24%        5.12%
         30-day average yield .........      4.93%         4.21%        5.12%

    GALAXY GOVERNMENT FUND
         7-day average yield ..........      4.84%           N/A        5.04%
         30-day average yield .........      4.82%           N/A        5.02%

    GALAXY TAX-EXEMPT FUND
         7-day average yield ..........      2.99%           N/A        3.13%
         30-day average yield .........      2.96%           N/A        3.10%

    GALAXY U.S. TREASURY FUND
         7-day average yield ..........      4.64%           N/A        4.81%
         30-day average yield .........      4.62%           N/A        4.80%

    GALAXY CONNECTICUT MUNICIPAL
    MONEY MARKET FUND
         7-day average yield ..........      3.00%           N/A         N/A
         30-day average yield .........      2.96%           N/A         N/A

    GALAXY MASSACHUSETTS MUNICIPAL
    MONEY MARKET FUND
         7-day average yield ..........      2.96%           N/A         N/A
         30-day average yield .........      2.92%           N/A         N/A

   Investments in the Galaxy Money Market Funds are neither insured nor guaranteed by the U.S. Government, and there can be no assurance that the Funds will be able to maintain a stable net asset value of $1.00 per share. Yields are historical and will vary with market performance. Past performance is no guarantee of future results.

   Retail B Shares were first issued on March 6, 1997.

   Retail Shares are currently charged a shareholder servicing fee of 0.10% of average daily net assets. Retail B Shares are currently charged a distribution fee of 0.65% of average daily net assets and a shareholder servicing fee of 0.10% of average daily net assets.
   (See Note 3 in the Notes to Financial Statements).

"U.S. ECONOMIC GROWTH SHOULD CONTINUE TO SLOW IN COMING MONTHS AS DEFLATIONARY INTERNATIONAL FORCES CONTINUE AND DEBT-LADEN CONSUMER SPENDING WEAKENS."

LOOKING AHEAD

      U.S. economic growth should continue to slow in coming months as deflationary international forces continue and debt-laden consumer spending weakens. As long as inflation is moderate, the Fed will probably leave interest rates unchanged. If strong employment puts upward pressure on wages, however, inflation could rise and put pressure on in terest rates. With economic growth slowing, we believe any rate hike would probably be modest.

      Given the uncertainty about inflation and interest rates, and the flatness of the yield curve, we expect to keep sizable investments in shorter-term money market issues. In managing the mix of fund portfolios, we will continue to invest in high quality investments with attractive yields and strong liquidity. As always, we will endeavor to make sure each portfolio is well diversified.

-------------------





PORTFOLIO REVIEWS
-------------------


GALAXY TAXABLE MONEY MARKET FUNDS

By Karen Arneil and
Thomas DeMarco
Portfolio Managers

------------------------------


[Photo Of}
Karen Arneil and
Thomas DeMarco


-------------------------------

      As interest rates fluctuated in the past year, we found many opportunities to enhance the yields of the Galaxy Taxable Money Market Funds, which include the Galaxy Money Market Fund, the Galaxy Government Fund, and the Galaxy U.S Treasury Fund. As a result of these strategies, the Funds earned competitive returns for the 12 months ended October 31, 1997.

    GALAXY MONEY MARKET FUND

    Distribution of Total Net Assets as of October 31, 1997

    Repurchase Agreement & Net Other Assets & Liabilities ........   4%
    Certificates of Deposit ......................................   6%
    Corporate Notes & Bonds ......................................   8%
    Commercial Paper .............................................  65%
    U.S. Gov't. & Agency Obligations .............................  17%

      During the period, Trust Shares of the Galaxy Money Market Fund had a total return of 5.13% and Retail A Shares of the Galaxy Money Market Fund earned a total return of 4.93%. Retail B Shares earned a total return of 2.66% from the date of their initial public offering on March 6, 1997 through October 31, 1997, before deducting the 5.00% contingent deferred sales charge, and -2.34% after deducting the 5.00% contingent deferred sales charge.

      By comparison, Lipper Analytical Services ("Lipper"), a mutual fund performance tracking service, measured average total returns for the same time period of 5.25% for trust shares and 4.86% for retail shares of other taxable money market funds that reported their results to Lipper.

GALAXY MONEY MARKET FUND

7-Day Average Yield

                            Galaxy Money Market Fund
                ------------------------------------------------
                 Trust             Retail A             Retail B
                -------            --------             --------
10/31/96          4.84               4.62
11/30/96          4.87               4.66
12/31/96          4.93               4.73
 1/31/97          4.93               4.71
 2/28/97          4.92               4.71
 3/31/97          4.96               4.78                  4.23
 4/30/97          5.04               4.87                  4.32
 5/31/97          5.11               4.93                  4.27
 6/30/97          5.16               4.98                  4.27
 7/31/97          5.15               4.97                  4.21
 8/31/97          5.15               4.96                  4.22
 9/30/97          5.16               4.97                  4.22
10/31/97          5.12               4.93                  4.24


      For the 12 months ended October 31, 1997, Trust Shares of the Galaxy Government Fund had a total return of 5.06% and Retail A Shares of the Galaxy Government Fund had a total return of 4.85%. Trust shares of other money market funds investing in U.S. government issues that reported their performance to Lipper earned an average total return of 5.21% over the same period. Retail shares of similar funds that reported their performance to Lipper earned an average total return of 4.84% for the period.

      During the 12 months ended October 31, 1997, Trust Shares of the Galaxy U.S. Treasury Fund had a total return of 4.85%. Retail A Shares of the Galaxy U.S. Treasury Fund earned a total return of 4.67%. These returns compared with an average total return of 5.07% for trust shares of other money market funds investing in U.S. Treasury issues that reported their results to Lipper. Retail shares of similar funds that reported their performances to Lipper earned a total return of 4.77% for the period.

    GALAXY GOVERNMENT FUND

    Distribution of Total Net Assets as of October 31, 1997

    Federal Home Loan Mortgage Corporation .......................  25%
    Federal National Mortgage Association ........................  27%
    Student Loan Marketing Association ...........................   3%
    Federal Farm Credit Bank .....................................  11%
    U.S. Treasury Notes ..........................................   4%
    Federal Home Loan Bank .......................................  21%
    Repurchase Agreement & Net Other Assets & Liabilities ........   9%

GALAXY GOVERNMENT FUND

7-Day Average Yield

                             Galaxy Government Fund
                         -----------------------------

                          Trust                 Retail A
                         -------                --------

10/31/96                  4.8                     4.58
11/30/96                  4.84                    4.62
12/31/96                  4.9                     4.68
 1/31/97                  4.89                    4.7
 2/28/97                  4.85                    4.67
 3/31/97                  4.92                    4.72
 4/30/97                  4.97                    4.77
 5/31/97                  4.69                    4.48
 6/30/97                  4.71                    4.5
 7/31/97                  4.75                    4.54
 8/31/97                  4.82                    4.61
 9/30/97                  4.85                    4.63
10/31/97                  4.8                     4.58

ADDRESSING MARKET CHANGES
     As interest rates stabilized at the end of 1996, we selectively added longer-term investments for higher yields.

     As interest rates rose early in 1997, we placed emphasis on short-term issues. This allowed us to take advantage of higher rates that resulted from the Federal Reserve's hike in rates in March. In addition, we incorporated floating-rate notes of U.S. government agencies, corporations and banks whose coupons reset frequently into our investment strategy. Investors continued to wait for rates to rise further, weakening demand for longer-term instruments and making their yields more attractive. We added some investments in longer maturities, therefore, at this time.

      Toward the end of the year, with the yield curve again flat, we renewed our emphasis on shorter maturities. Throughout the period, we monitored changes in the spreads between yields of different types of money market instruments to find the most attractive investments.

    GALAXY U.S. TREASURY FUND

    Distribution of Total Net Assets as of October 31, 1997

    U.S. Treasury Bills ..........................................  46%
    Student Loan Marketing Association ...........................   4%
    U.S. Treasury Notes ..........................................  19%
    Federal Home Loan Bank .......................................  28%
    Federal Farm Credit Bank & Net Other Assets & Liabilities ....   3%


      On October 31, 1997, the Galaxy Money Market Fund had an average maturity of 36 days, the Galaxy Government Fund had an average maturity of 43 days, and the Galaxy U.S. Treasury Fund had an average maturity of 55 days.

STAYING FLEXIBLE
      With the yield curve flat and the direction of interest rates unclear, we expect to keep fund maturities relatively short for now. If rates rise, this will allow us to invest in securities with higher yields. If we expect rates will fall, we plan to add longer-term issues as we find attractive investments.

      As before, we will watch for attractive opportunities resulting from changing yield spreads while maintaining a well-diversified mix of assets, issues, and maturity dates.

Karen Arneil and Tom DeMarco have managed the Galaxy Money Market Fund, the Galaxy Government Fund and the Galaxy U.S. Treasury Fund since September 1996. They have managed money market investments since 1993.

GALAXY U.S. TREASURY FUND

7-Day Average Yield

                            Galaxy U.S. Treasury Fund
                         -----------------------------
                          Trust                 Retail A
                         -------                --------

10/31/96                  4.66                    4.49
11/30/96                  4.69                    4.53
12/31/96                  4.65                    4.49
 1/31/97                  4.64                    4.47
 2/28/97                  4.67                    4.49
 3/31/97                  4.76                    4.59
 4/30/97                  4.78                    4.62
 5/31/97                  4.78                    4.61
 6/30/97                  4.81                    4.64
 7/31/97                  4.85                    4.68
 8/31/97                  4.8                     4.63
 9/30/97                  4.84                    4.65
10/31/97                  4.81                    4.64

GALAXY TAX-EXEMPT MONEY MARKET FUNDS

By Karen Arneil and
Thomas DeMarco
Portfolio Managers

      As with taxable money market instruments, the yields for tax-exempt instruments fluctuated in the 12 months ended October 31, 1997. These fluctuations, along with changing balances of supply and demand, gave us many opportunities to enhance the yields of the Galaxy tax-exempt money market funds, which include the Galaxy Tax-Exempt Fund, the Galaxy Connecticut Municipal Money Market Fund and the Galaxy Massachusetts Municipal Money Market Fund. By taking advantage of these opportunities, we helped the funds earn returns that were competitive with other funds that have similar investment objectives.

    GALAXY TAX-EXEMPT FUND

    Distribution of Total Net Assets as of October 31, 1997

    Other Territories, Cash Equivalents & Net Other
      Assets & Liabilities .......................................    6%
    North Central ................................................   17%
    Mountain .....................................................   11%
    East .........................................................   20%
    Pacific ......................................................    8%
    South ........................................................   38%


      During the period, Trust and Retail A Shares of the Galaxy Tax-Exempt Fund had total returns of 3.10% and 2.95%, respectively. For the same period, Lipper measured average total returns of 3.30% for trust shares and 3.02% for retail shares of other tax-exempt money market funds reporting their performance to the service.

GALAXY TAX-EXEMPT FUND

7-Day Average Yield

                             Galaxy Tax-Exempt Fund
                          Trust                 Retail A
                         -------                --------

10/31/96                  2.95                    2.81
11/30/96                  3.02                    2.89
12/31/96                  3.1                     2.96
 1/31/97                  2.98                    2.82
 2/28/97                  2.94                    2.77
 3/31/97                  2.98                    2.83
 4/30/97                  3.39                    3.25
 5/31/97                  3.33                    3.18
 6/30/97                  3.55                    3.41
 7/31/97                  3.13                    2.99
 8/31/97                  3.07                    2.92
 9/30/97                  3.26                    3.11
10/31/97                  3.13                    2.99


      Shares of the Galaxy Connecticut Municipal Money Market Fund had a total return of 2.94% versus a total return of 2.89% for the retail shares of other Connecticut tax-exempt money market funds tracked by Lipper. Shares of the Galaxy Massachusetts Municipal Money Market Fund had a total return of 2.92% versus a total return of 3.01% for the retail shares of other Massachusetts tax-exempt money market funds that reported their performance to Lipper.

SHIFTING MATURITIES

      At the end of 1996, with stable yields and little expectation for higher interest rates, we added investments with longer maturities. Because of year-end liquidity concerns, we kept a portion of the funds' investments in liquid, floating-rate products.


GALAXY CONNECTICUT MUNICIPAL MONEY MARKET FUND

7-Day Average Yield

                         Retail
                        --------

10/31/96                  2.84
11/30/96                  2.84
12/31/96                  3.17
 1/31/97                  2.85
 2/28/97                  2.8
 3/31/97                  2.85
 4/30/97                  3.44
 5/31/97                  3.14
 6/30/97                  3.31
 7/31/97                  2.95
 8/31/97                  2.79
 9/30/97                  3.18
10/31/97                  3.00

      In the first few months of 1997, with yields on the rise, we increased the Funds' weightings in floating-rate issues. This shift was especially helpful in April -- when large outflows for tax payments dampened the demand for floating-rate securities, pushing their yields sharply higher -- and in May, when seasonal market changes put upward pressure on yields.

    GALAXY CONNECTICUT MUNICIPAL MONEY MARKET FUND

    Distribution of Total Net Assets as of October 31, 1997

    South ........................................................   9%
    Pacific ......................................................   6%
    North Central ................................................   4%
    Puerto Rico ..................................................   7%
    Other Territories, Cash Equivalents & Net Other
      Assets & Liabilities .......................................   7%
    Connecticut ..................................................  67%

      Last summer, the start of new fiscal years for many issuers increased the supply of tax-exempt issues and yields again rose. Believing yields had peaked, we again added issues with somewhat longer maturities. This helped enhance the funds' returns when yields fell in September and October. As of October 31, 1997, the Tax-Exempt Fund had an average maturity of 47 days, and the Connecticut and Massachusetts Municipal Money Market Funds had average maturities of 43 days and 41 days, respectively.

    GALAXY MASSACHUSETTS MUNICIPAL MONEY MARKET FUND

    Distribution of Total Net Assets as of October 31, 1997

    North Central ................................................    3%
    South ........................................................   12%
    East .........................................................    3%
    Cash Equivalents & Net Other Assets & Liabilities ............    1%
    Pacific ......................................................    3%
    Puerto Rico ..................................................    4%
    Massachusetts ................................................   74%

WEATHERING VOLATILITY

      Because the yield curve has been flat, and the financial markets have been volatile, we have not increased the Funds' longer-term investments. We need to have enough liquidity to allow us to respond rapidly to changes in interest rates, supply, or demand. If it looks like yields will continue to fall, we will probably look for opportunities to add longer-term issues.

      As always, we will watch for changes in the spreads between yields of different instruments to improve fund returns -- while maintaining a well-diversified mix of high-quality investments.

Karen Arneil and Tom DeMarco have managed the Galaxy Tax-Exempt Fund, the Galaxy Connecticut Municipal Money Market Fund and the Galaxy Massachusetts Municipal Money Market Fund since September 1996. They have managed money market investments since 1993.


GALAXY MASSACHUSETTS MUNICIPAL MONEY MARKET FUND

7-Day Average Yield

                         Retail
                        --------

10/31/96                  2.83
11/30/96                  2.9
12/31/96                  3.15
 1/31/97                  2.84
 2/28/97                  2.74
 3/31/97                  2.83
 4/30/97                  3.47
 5/31/97                  3.16
 6/30/97                  3.4
 7/31/97                  2.95
 8/31/97                  2.8
 9/30/97                  3.2
10/31/97                  2.96

-------------------------------------------------------------------------------
Investment returns and principal values will vary with market conditions so that an investor's shares, when redeemed, may be worth more or less than their original cost. The Investment Adviser is presently waiving fees and/or reimbursing expenses and may revise or discontinue such practice at any time. Without such waivers and/or reimbursements, performance would be lower. Past performance is no guarantee of future results. Total return figures in this report include changes in share price, reinvestment of dividends and capital gains distributions and exclude the deduction of any contingent deferred sales charge unless otherwise indicated. There can be no assurance that the Funds will be able to maintain a stable net asset value of $1.00 per share.

---------------------


     SHAREHOLDER
      SERVICES

---------------------


AUTOMATIC INVESTMENT PROGRAM

The Golden Rule of investing is "pay yourself first." That is easy to do with Galaxy's Automatic Investment Program. For as little as $50 per month deducted directly from your checking, savings, or bank money market account, you can consistently and conveniently add to your Galaxy investment. When you establish an Automatic Investment Program, the $2,500 initial investment requirement for Galaxy is waived. Of course, such a program does not assure a profit and does not protect against loss in a declining market.

DIVERSIFICATION

A fundamental investment practice is "diversification." A well-balanced asset allocation plan may help to control your risk while pursuing your goals. Many mutual funds offer a low-cost way to diversify your investments while you benefit from professional management. Galaxy's comprehensive array of investment choices can be used in combination to match the needs of nearly everyone.

"A WELL-BALANCED ASSET ALLOCATION PLAN MAY HELP TO CONTROL YOUR RISK WHILE PURSUING YOUR GOALS."

EXCHANGE PRIVILEGES

As your investment needs change, you can conveniently exchange your shares in one fund for shares in another fund.

QUARTERLY MAGAZINE

Service also means giving you the practical information you need in language you can understand to make smart investment decisions. The quarterly magazine, Galaxy Observer, brings news, strategies and simple, straight-forward explanations of investment basics and terminology.

CONSOLIDATED STATEMENTS

Timely, comprehensive mutual fund account statements offer detailed information on your individual account. If you have a Fleet One or a Fleet Private Banking Account, your Galaxy Fund information can be added to these statements.

INVESTMENT SPECIALISTS

In many Fleet branch offices or in the convenience of your home or office, you can visit one-on-one with an Investment Specialist* who can help you select the investments that match your individual needs. This service is at no cost to you.

24-HOUR ACCESS TO REGISTERED REPRESENTATIVES

24 hours a day, seven days a week, 365 days a year, we are ready and available to help. Our toll-free telephone lines offer round-the-clock access to Fund information and services. Call 1-800-628-0414 for information on initial purchases and current performance.

CUSTOMER SERVICE

Quality customer service is only a phone call away. Call 1-800-628-0414 between 9 a.m. and 5 p.m. to arrange bank wires, or to make telephone exchanges and redemptions.

In addition, Galaxy's state-of-the-art InvestConnect automated voice response system is available to serve you 24-hours a day, seven days a week by calling 1-800-FOR-GLXY (367-4599).

-------------------------------------------------------------------------------

Certain shareholder services may not be available for Trust Share investors. Please consult your Fund Prospectus.
* Shares of the Funds are distributed through First Data Distributors, Inc., member NASD and SIPC. Investment Specialists are registered representatives of FIS Securities, Inc., member NASD, or Fleet Enterprises Inc., member NASD and SIPC.

                                    TRUSTEES
                                  AND OFFICERS

                              Dwight E. Vicks, Jr.
                              Chairman and Trustee

                                 John T. O'Neill
                              President, Treasurer
                                   and Trustee

                                Louis DeThomasis,
                                  F.S.C., Ph.D.
                                     Trustee

                                Donald B. Miller
                                     Trustee

                                  James M. Seed
                                     Trustee

                               Bradford S. Wellman
                                     Trustee

                                    W. Bruce
                               McConnel, III, Esq.
                                    Secretary

                                  Jylanne Dunne
                                Vice President &
                               Assistant Treasurer

                               INVESTMENT ADVISOR

                                Fleet Investment
                                  Advisors Inc.
                                 75 State Street
                                   Boston, MA
                                      02109

                                   DISTRIBUTOR

                                   First Data
                               Distributors, Inc.
                               4400 Computer Drive
                                  Westborough,
                               Massachusetts 01581

                                  ADMINISTRATOR

                    First Data Investor Services Group, Inc.
                               4400 Computer Drive
                                  Westborough,
                            Massachusetts 01581-5108

This report is submitted for the general information of shareholders of The Galaxy Fund. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective prospectus for the Fund, which contains more information concerning the Fund's investment policies, as well as fees and expenses and other pertinent information. Read the prospectus carefully before you invest.

Shares of the funds are not deposits or obligations of, or guaranteed or endorsed by Fleet Financial Group, Inc. or any of its affiliates, Fleet Investment Advisors Inc., or any Fleet bank. Shares of the funds are not federally insured by the U.S. Government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other governmental agency. Investment return and principal value will vary as a result of market conditions or other factors so that shares of the funds, when redeemed, may be worth more or less than their original cost. An investment in the funds involves investment risks, including the possible loss of principal.


                                 [RECYCLE LOGO]

                   This report was printed on recycled paper.

--------------------



                           MONEY MARKET FUND
                           PORTFOLIO OF INVESTMENTS
THE GALAXY FUND            OCTOBER 31, 1997
--------------------


                                                          VALUE
PAR VALUE                                                (NOTE 2)
---------                                                --------

COMMERCIAL PAPER (A) - 64.61%

               FINANCE - 43.30%

$ 25,000,000   ABN-AMRO North America
               Finance, Inc.
               5.50%, 12/16/97 .....................  $  24,828,125
  35,000,000   American Express Credit Corp.
               5.52%, 11/21/97 .....................     34,892,667
  30,000,000   American Express Credit Corp.
               5.50%, 11/28/97 .....................     29,876,250
  25,000,000   American General Finance Corp.
               5.51%, 11/25/97 .....................     24,908,167
  25,000,000   Associates Corp. of North America
               5.48%, 12/11/97 .....................     24,847,778
  50,000,000   Banc One Corp.
               5.70% 11/03/97 ......................     49,984,167
  30,000,000   Banc One Corp.
               5.50%, 11/13/97 .....................     29,945,000
   8,500,000   Banco De Credito Nacional S.A.
               Series A
               5.56%, 02/03/98
               LOC: Barclays Bank, Plc .............      8,376,599
  52,500,000   Banco Nacional De Comercio
               Exterior, S.A., Series A
               5.54%, 11/24/97
               LOC: Societe Generale ...............     52,314,179
  25,000,000   Banco Rio De La Plata S.A.,
               Series A 5.62%, 01/20/98
               LOC: Bayerische Verinsbank AG .......     24,687,778
  40,000,000   Bank of Nova Scotia
               5.50%, 11/06/97 .....................     39,969,444
  38,500,000   Bank of Nova Scotia
               5.51%, 12/09/97 .....................     38,276,080
  40,000,000   Bank of Nova Scotia
               5.70%, 12/15/97 .....................     39,730,133
  28,700,000   Caterpillar Financial Services Corp.
               5.50%, 11/04/97 .....................     28,686,846
  10,700,000   Caterpillar Financial Services Corp.
               5.53%, 01/12/98 .....................     10,581,658
  16,570,000   Caterpillar Financial Services Corp.
               5.52%, 02/10/98 .....................     16,313,386
  50,000,000   Deutsche Bank Financial, Inc.
               5.50%, 11/17/97 .....................     49,877,778
  10,000,000   Export Development Corp.
               5.50%, 12/17/97 .....................      9,929,722
  25,000,000   Ford Motor Credit Co.
               5.50%, 12/01/97 .....................     24,885,417
  40,000,000   Ford Motor Credit Co.
               5.49%, 02/13/98 .....................     39,365,600
  40,000,000   General Electric Capital Corp.
               5.50%, 11/18/97 .....................     39,896,111
  30,000,000   General Electric Capital Corp.
               5.50%, 02/04/98 .....................     29,564,583
  49,637,000   General Re Corp.
               5.51%, 11/14/97 .....................     49,538,236
  20,000,000   General Re Corp.
               5.48%, 12/12/97 .....................     19,875,178
  25,000,000   General Re Corp.
               5.50%, 01/07/98 .....................     24,744,097
  40,000,000   Lloyds Bank, Plc
               5.50%, 12/22/97 .....................     39,688,333
  27,221,000   Morgan (J.P.) & Co., Inc.
               5.48%, 11/07/97 .....................     27,196,047
  35,000,000   Morgan (J.P.) & Co., Inc.
               5.50%, 11/18/97 .....................     34,909,097
  35,000,000   Morgan (J.P.) & Co., Inc.
               5.50%, 12/08/97 .....................     34,802,153
  47,000,000   National Rural Utilities Cooperative
               Finance Corp.
               5.50%, 11/21/97 .....................     46,856,389
  30,000,000   National Rural Utilities Cooperative
               Finance Corp.
               5.57%, 01/15/98 .....................     29,651,875
  15,800,000   Novartis Finance Corp.
               5.50%, 11/03/97 .....................     15,795,172
  17,500,000   Novartis Finance Corp.
               5.52%, 11/10/97 .....................     17,475,850
  20,395,000   PACCAR Financial Corp.
               5.52%, 11/20/97 .....................     20,335,583
  30,000,000   Pemex Capital, Inc.
               5.50%, 11/13/97
               LOC: Credit Suisse First Boston .....     29,945,000
  20,000,000   Pemex Capital, Inc.
               5.51%, 11/17/97
               LOC: Credit Suisse First Boston .....     19,951,022
  10,000,000   Pitney Bowes Credit Corp.
               5.61%, 11/06/97 .....................      9,992,208
  29,500,000   Pitney Bowes Credit Corp.
               5.50%, 01/14/98 .....................     29,166,486
  35,000,000   Republic New York Corp.
               5.62%, 11/14/97 .....................     34,928,969
  35,000,000   Toronto Dominion Holdings USA,
               Inc. 5.52%, 11/07/97 ................     34,967,800
  35,000,000   Toronto Dominion Holdings USA,
               Inc. 5.53%, 01/02/98 ................     34,666,664
  14,000,000   USAA Capital Corp.
               5.49%, 11/03/97 .....................     13,995,730
  24,000,000   USAA Capital Corp.
               5.50%, 11/10/97 .....................     23,967,000
  19,350,000   USAA Capital Corp.
               5.49%, 12/04/97 .....................     19,252,621
  15,000,000   USAA Capital Corp.
               5.49%, 12/08/97 .....................     14,915,363
   8,065,000   USAA Capital Corp.
               5.49%, 01/06/98 .....................      7,983,826
                                                     --------------
                                                      1,306,338,167
                                                     --------------
               CONSUMER STAPLES - 11.14%

  30,000,000   Abbott Laboratories
               5.46%, 11/13/97 .....................     29,945,400
  35,000,000   Abbott Laboratories
               5.49%, 01/08/98 .....................     34,637,050
  10,365,000   Abbott Laboratories
               5.48%, 01/16/98 .....................     10,245,088
  23,000,000   Campbell Soup Co.
               5.48%, 11/17/97 .....................     22,943,982
  50,000,000   Gillette Co.
               5.67%, 11/03/97 .....................     49,984,250
  14,400,000   Kellogg Co.
               5.52%, 11/06/97 .....................     14,388,960
  40,000,000   Motorola, Inc.
               5.47%, 12/05/97 .....................     39,793,355
  25,000,000   Procter & Gamble Co.
               5.52%, 11/05/97 .....................     24,984,667
  50,000,000   Procter & Gamble Co.
               5.50%, 01/28/98 .....................     49,327,778
  35,000,000   Sara Lee Corp.
               5.50%, 11/05/97 .....................     34,978,611
  25,000,000   Sara Lee Corp.
               5.52%, 11/07/97 .....................     24,977,000
                                                     --------------
                                                        336,206,141
                                                     --------------
               TECHNOLOGY - 6.46%

  31,000,000   Ameritech Corp.
               5.50%, 11/24/97 .....................     30,891,069
  15,000,000   Ameritech Corp.
               5.48%, 12/04/97 .....................     14,924,650
  20,000,000   Ameritech Corp.
               5.55%, 12/08/97 .....................     19,885,917
  34,000,000   Lucent Technologies, Inc.
               5.60%, 11/24/97 .....................     33,878,356
  33,470,000   Lucent Technologies, Inc.
               5.51%, 12/19/97 .....................     33,224,107
  30,000,000   Xerox Credit Corp.
               5.48%, 11/19/97 .....................     29,917,800
  32,500,000   Xerox Credit Corp.
               5.50%, 12/02/97 .....................     32,346,076
                                                     --------------
                                                        195,067,975
                                                     --------------
               CHEMICALS AND DRUGS - 1.67%

  15,110,000   duPont (E.I.) deNemours & Co.
               5.56%, 11/04/97 .....................     15,102,999
  35,243,000   Merck & Co., Inc.
               5.47%, 12/01/97 .....................     35,082,351
                                                     --------------
                                                         50,185,350
                                                     --------------
               FOREST PRODUCTS - 1.24%

  37,500,000   Fletcher Challenge USA, Inc.
               5.52%, 11/19/97 LOC: National
               Westminister Bank, Plc ...............    37,396,500
                                                     --------------
               CONSUMER CYCLICAL - 0.80%

  24,000,000   Wal-Mart Stores, Inc.
               5.48%, 11/04/97 .....................     23,989,040
                                                     --------------
               TOTAL COMMERCIAL PAPER ..............  1,949,183,173
               (Cost $1,949,183,173)                 --------------

U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 16.73%

               FEDERAL HOME LOAN MORTGAGE CORPORATION - 6.82%

  25,000,000   5.65%, 11/03/97 (A) .................     24,992,153
  30,000,000   5.38%, 11/12/97 (A) .................     29,949,858
  75,000,000   5.47%, 12/17/97 (A) .................     74,475,856
  35,000,000   5.42%, 12/29/97 (A) .................     34,694,372
  21,891,000   5.43%, 01/30/98 (A) .................     21,593,830
  20,000,000   5.41%, 06/22/98 (B) .................     19,990,054
                                                     --------------
                                                        205,696,123
                                                     --------------
  FEDERAL HOME LOAN BANK - 4.96%

  20,000,000   5.63%, 11/03/97 (A) .................     19,993,744
  40,000,000   5.58%, 11/20/97 (A) .................     39,882,200
  30,000,000   5.38%, 01/16/98 (A) .................     29,659,267
  25,000,000   6.06%, 04/17/98     .................     25,046,952
  35,000,000   5.42%, 07/07/98 (B) .................     34,976,559
                                                     --------------
                                                        149,558,722
                                                     --------------
      FEDERAL NATIONAL MORTGAGE ASSOCIATION - 4.95%

  40,000,000   9.55%, 11/10/97     ................      40,035,366
  40,000,000   5.38%, 12/03/97 (A) ................      39,808,533
  70,000,000   5.40%, 12/16/97 (A) ................      69,527,500
                                                     --------------
                                                        149,371,399
                                                     --------------
               TOTAL U. S. GOVERNMENT AND
               AGENCY OBLIGATIONS .................     504,626,244
               (Cost $504,626,244)                   --------------

CORPORATE NOTES AND BONDS - 8.07%

               BANKING - 6.48%

  40,000,000   BankBoston, N.A.
               5.64% 01/13/98 ......................     40,000,000
  20,000,000   Bank of America
               5.66%, 12/19/97 .....................     19,995,491
  50,000,000   FCC National Bank
               5.83%, 12/09/97 .....................     50,001,025
  7,500,000    NationsBank Corp., Series D
               Senior MTN
               5.81%, 08/25/98 (B) .................      7,510,254
  10,000,000   PNC Bank NA
               5.65%, 06/05/98 (B) .................     10,003,703
  18,200,000   PNC Bank NA
               5.68%, 09/25/98 (B) .................     18,211,272
  10,000,000   PNC Bank NA
               5.54%, 01/09/98 (B) .................      9,999,248
  40,000,000   U.S. Bank National Association
               of Minnesota
               5.50%, 10/21/98 (B) .................     39,973,386
                                                     --------------
                                                        195,694,379
                                                     --------------
               FINANCE (B) - 1.39%

   2,000,000   Caterpillar Financial Services Corp.
               Series F, MTN
               5.70%, 04/13/98 .....................      2,000,078
  40,000,000   IBM Credit Corp., Senior MTN
               5.59%, 09/10/98 .....................     39,977,283
                                                     --------------
                                                         41,977,361
                                                     --------------
               AUTOMOBILE FINANCE - 0.20%

   5,944,000   Ford Motor Credit Co., Debenture
               9.38%, 12/15/97 .....................      5,966,691
                                                     --------------
               TOTAL CORPORATE NOTES AND BONDS .....    243,638,431
               (Cost $243,638,431)                   --------------

CERTIFICATES OF DEPOSIT - 6.20%

  32,000,000   ABN-AMRO Bank NV, Yankee
               5.82%, 07/17/98 .....................     31,973,084
  30,000,000   Bayerische Landesbank, Yankee
               5.50%, 04/15/98 (B) .................     29,993,125
  25,000,000   Bayerische Vereinsbank AG, Yankee
               5.64%, 02/02/98 .....................     24,997,489
  40,000,000   Canadian Imperial Bank of Commerce
               Yankee
               5.57%, 11/03/97 .....................     39,999,992
  30,000,000   Deutsche Bank AG, Yankee
               5.57%, 12/22/97 .....................     29,999,158
  30,000,000   Harris Trust
               5.53%, 11/12/97 .....................     30,000,000
                                                     --------------
               TOTAL CERTIFICATES OF DEPOSIT .......    186,962,848
               (Cost $186,962,848)                   --------------

 REPURCHASE AGREEMENT - 5.05%

 152,401,963   Repurchase Agreement with:
               HSBC Securities, Inc.
               5.65%, 11/03/97, dated 10/31/97
               Repurchase Price $152,473,719
               Collateralized by U.S.Treasury
               Bonds 6.00% to 10.63%, Due 2009
               to 2026 Total Par $128,409,000;
               Market Value $155,451,704 ........... $  152,401,963
                                                     --------------
               TOTAL REPURCHASE AGREEMENT ..........    152,401,963
               (Cost $152,401,963)                   --------------

TOTAL INVESTMENTS - 100.66% ........................  3,036,812,659
(Cost $3,036,812,659)*                               --------------

NET OTHER ASSETS AND LIABILITIES - (0.66%) .........    (19,989,263)
                                                     --------------
NET ASSETS - 100.00% ............................... $3,016,823,396
                                                     ==============
--------------------------------
 *   Aggregate cost for federal tax purposes.
(A)  Discount yield at time of purchase.
(B) Interest is reset at various time intervals. The interest rate shown reflects the rate in effect at October 31, 1997.
MTN  Medium Term Note.

                        See Notes to Financial Statements.

-------------------



                           GOVERNMENT FUND
                           PORTFOLIO OF INVESTMENTS
THE GALAXY FUND            OCTOBER 31, 1997
--------------------

                                                                   VALUE
   PAR VALUE                                                     (NOTE 2)
   ---------                                                     --------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 90.53%

                  FEDERAL NATIONAL MORTGAGE ASSOCIATION - 27.00%

$25,000,000       5.40%, 11/07/97 (A) .......................  $ 24,977,500
 30,000,000       9.55%, 11/10/97 ...........................    30,026,524
  9,320,000       5.37%, 11/10/97 (A) .......................     9,307,488
 30,000,000       5.42%, 11/17/97 (A) .......................    29,927,800
 23,755,000       5.49%, 11/18/97 (A) .......................    23,693,415
 54,112,000       5.43%, 11/24/97 (A) .......................    53,924,276
 25,000,000       5.40%, 12/16/97 (A) .......................    24,831,250
 23,750,000       5.43%, 12/22/97 (A) .......................    23,567,303
 25,000,000       5.48%, 01/29/98 (A) .......................    24,661,306
 20,000,000       5.72%, 09/09/98, MTN ......................    19,978,699
                                                               ------------
                                                                264,895,561
                                                               ------------
                  FEDERAL HOME LOAN MORTGAGE CORPORATION - 24.83%

 25,000,000       5.50%, 11/07/97 (A) .......................    24,977,083
 25,000,000       5.41%, 11/28/97 (A) .......................    24,898,563
 24,300,000       5.40%, 12/05/97 (A) .......................    24,176,185
 35,000,000       5.46%, 12/12/97 (A) .......................    34,782,358
 25,000,000       5.39%, 12/16/97 (A) .......................    24,831,406
 35,000,000       5.46%, 12/17/97 (A) .......................    34,755,817
 33,630,000       5.48%, 12/22/97 (A) .......................    33,368,919
 12,000,000       5.47%, 12/24/97 (A) .......................    11,903,363
 30,000,000       5.41%, 06/22/98 (B) .......................    29,985,081
                                                               ------------
                                                                243,678,775
                                                               ------------
                  FEDERAL HOME LOAN BANK - 21.63%

 35,000,000       5.38%, 11/14/97 (A) .......................    34,932,003
 18,853,000       5.38%, 01/09/98 (A) .......................    18,658,594
 20,000,000       5.38%, 01/16/98 (A) .......................    19,772,844
 20,000,000       5.71%, 01/21/98 ...........................    20,001,497
 35,000,000       5.40%, 01/30/98 (A) .......................    34,527,500
 30,000,000       5.39%, 03/11/98 (A) .......................    29,416,083
 10,000,000       6.06%, 04/17/98 ...........................    10,018,781
 25,000,000       5.42%, 07/07/98 (B) .......................    24,983,257
 20,000,000       5.44%, 10/02/98 (B) .......................    19,987,492
                                                               ------------
                                                                212,298,051
                                                               ------------
                  FEDERAL FARM CREDIT BANK - 10.63%

 15,125,000       5.50%, 11/03/97 (A) .......................    15,124,945
 20,000,000       5.41%, 12/05/97 (A) .......................    19,897,811
 10,450,000       5.63%, 01/02/98 ...........................    10,448,511
 18,485,000       5.37%, 01/07/98 (A) .......................    18,300,258
 20,590,000       5.53%, 02/02/98 ...........................    20,580,247
 20,000,000       5.43%, 09/02/98 (B) .......................    19,986,129
                                                               ------------
                                                                104,337,901
                                                               ------------

                  U.S. TREASURY NOTES - 3.77%

 37,000,000       6.00%, 11/30/97 ...........................    37,014,906
                                                               ------------
                  STUDENT LOAN MARKETING ASSOCIATION - 2.67%

 26,180,000       5.45%, 11/20/97 (B) .......................    26,182,184
                                                               ------------
                  TOTAL U.S. GOVERNMENT
                  AND AGENCY OBLIGATIONS ....................   888,407,378
                  (Cost $888,407,378)                          ------------

REPURCHASE AGREEMENT - 9.38%

 92,101,485       Repurchase Agreement with: HSBC
                  Securities, Inc. 5.65%, 11/03/97,
                  dated 10/31/97 Repurchase Price
                  $92,144,849 (Collateralized by
                  U.S. Treasury Bonds 7.25% to 7.50%,
                  Due 2016 Total Par $81,427,000;
                  Market Value $93,945,330) .................    92,101,485
                                                               ------------
                  TOTAL REPURCHASE AGREEMENT ................    92,101,485
                  (Cost $92,101,485)                           ------------

TOTAL INVESTMENTS - 99.91% ..................................   980,508,863
(Cost $980,508,863)*                                           ------------

NET OTHER ASSETS AND LIABILITIES - 0.09% ....................       863,054
                                                               ------------
NET ASSETS - 100.00% ........................................  $981,371,917
                                                               ============

-----------------------------------
  * Aggregate cost for federal tax purposes.
(A) Discount yield at time of purchase.
(B) Interest is reset at various time intervals. The interest rate shown reflects the rate in effect at October 31, 1997.
MTN Medium Term Note

                       See Notes to Financial Statements.

--------------------



                           TAX-EXEMPT FUND
                           PORTFOLIO OF INVESTMENTS
THE GALAXY FUND            OCTOBER 31, 1997
--------------------

                                                                    VALUE
   PAR VALUE                                                       (NOTE 2)
   ---------                                                       --------
MUNICIPAL SECURITIES - 98.19%

                  ALABAMA - 0.93%

  $1,000,000      Phoenix County Industrial
                  Development Board
                  Environmental Improvements Revenue
                  Georgia Kraft Project
                  4.00%, 12/01/15 (A) ......................... $ 1,000,000
                  LOC: Deutsche Bank AG
   2,000,000      Montgomery Industrial
                  Development Board, Series 1990, PCR
                  3.65%, 12/01/97
                  Guaranteed: General Electric Co. ............   2,000,000
                                                                -----------
                                                                  3,000,000
                                                                -----------
                  ALASKA - 4.05%

   2,900,000      Valdez Marine Terminal Revenue
                  Exxon Pipeline Co. Project, Series A
                  4.15%, 12/01/33 (A) .........................   2,900,000
   5,700,000      Valdez Marine Terminal Revenue
                  ARCO Transportation Project, Series A
                  3.65%, 11/17/97
                  Guaranteed: ARCO ............................   5,700,000
   1,400,000      Valdez Marine Terminal Revenue
                  ARCO Transportation Project, Series A
                  3.70%, 12/18/97
                  Guaranteed: ARCO ............................   1,400,000
   3,000,000      Valdez Marine Terminal Revenue
                  ARCO Transportation Project, Series A
                  3.75%, 02/10/98 .............................   3,000,000
                                                                -----------
                                                                 13,000,000
                                                                -----------
                  ARIZONA - 3.10%

   2,800,000      Maricopa County, PCR
                  Arizona Public Service Co., Series F
                  4.00%, 05/01/29 (A)
                  LOC: Bank of America NT & SA ................   2,800,000
   5,170,000      Mesa Municipal Development Corp.
                  Series 1996-A
                  3.70%, 11/13/97
                  LOC: Westdeutsche Landesbank ................   5,170,000
   2,000,000      Pima County, IDA
                  Tuson Electric, Series A
                  3.75%, 06/15/22 (A)
                  LOC: Societe Generale .......................   2,000,000
                                                                -----------
                                                                  9,970,000
                                                                -----------
                  ARKANSAS - 0.37%

   1,200,000      Pulaski County, PCR
                  Minnesota Mining & Manufacturing
                  3.65%, 08/01/22 (A) .........................   1,200,000
                                                                -----------
                  COLORADO - 2.18%

   7,000,000      Moffat County, PCR
                  UTE Electric Co.
                  3.70%, 07/01/10 (A)
                  Insured: AMBAC ..............................   7,000,000
                                                                -----------
                  CONNECTICUT - 0.31%

   1,000,000      Connecticut State Special Assessment
                  Unemployment Compensation
                  Advisory Fund, Series C
                  3.90%, 11/15/01 (A)
                  Insured: FGIC ...............................   1,000,000
                                                                -----------
                  DELAWARE - 1.25%

   4,000,000      Delaware State Economic Development
                  Authority, IDR
                  Gore & Associates, Barksdale
                  3.75%, 12/04/97
                  LOC: Morgan Guaranty Trust Co. ..............   4,000,000
                                                                -----------
                  DISTRICT OF COLUMBIA - 0.31%

   1,000,000      District of Columbia
                  Series A-3, GO
                  4.25%, 10/01/07 (A)
                  LOC: Societe Generale .......................   1,000,000
                                                                -----------
                  FLORIDA - 7.00%

   3,000,000      Florida Housing Finance Agency
                  Multifamily, Oak Mill
                  4.00%, 11/01/07 (A)
                  LOC: Chase Manhattan Bank, N.A. .............   3,000,000
   1,500,000      Orange County HFA
                  Pooled Hospital Loan Program, Series 1
                  3.65%, 11/24/97
                  Insured: MBIA ...............................   1,500,000
   5,000,000      Pinellas County Educational
                  Facilities Authority
                  Pooled Independent Higher Education
                  3.65%, 11/18/97
                  LOC: Credit Suisse First Boston
                  Insured: MBIA ...............................   5,000,000
   9,000,000      Putnam County Development Authority
                  PCR, Seminole Electric Cooperative
                  Series D
                  3.60%, 12/15/09 (A)
                  Guaranteed: National Rural
                  Utilities CFC ...............................   9,000,000
   4,000,000      West Orange Memorial Hospital
                  Tax District, Series A-2
                  3.70%, 2/05/98
                  LOC: Rabobank Nederland .....................   4,000,000
                                                                -----------
                                                                 22,500,000
                                                                -----------
                  GEORGIA - 4.55%

   6,500,000      Burke County Development Authority
                  PCR, Oglethorpe Power Corp., Series B
                  3.80%, 05/28/97
                  Insured: AMBAC ..............................   6,500,000
   7,000,000      De Kalb County, TAN
                  4.00%, 12/31/97 .............................   7,005,017
   1,100,000      Fulco Hospital Revenue Anticipation
                  Certificates, St. Joseph's Hospital Project
                  3.70%, 11/24/97
                  LOC: Trust Co. Bank .........................   1,100,000
                                                                -----------
                                                                 14,605,017
                                                                -----------
                  ILLINOIS - 8.99%

   6,500,000      Chicago O'Hare International Airport
                  American Airlines, Series C
                  4.00%, 12/01/17 (A)
                  LOC: Royal Bank of Canada ...................   6,500,000
   1,750,000      Chicago O'Hare International Airport
                  General Airport, Second Lien, Series A
                  3.65%, 01/01/15 (A)
                  LOC: Societe Generale .......................   1,750,000
   1,800,000      Chicago O'Hare International Airport
                  General Airport, Second Lien, Series C
                  3.65%, 01/01/18 (A)
                  LOC: Societe Generale .......................   1,800,000
   5,000,000      Illinois Development Finance Authority
                  PCR, Illinois Power Co. Project, Series A
                  3.65%, 11/01/28 (A)
                  LOC: Canadian Imperial
                  Bank of Commerce ............................   5,000,000
   5,300,000      Illinois Educational Facilities Authority
                  Series 1995
                  3.70%, 12/19/97
                  LOC: Northern Trust .........................   5,300,000
   2,600,000      Illinois HFA, Series 1989-A
                  3.70%, 11/04/97
                  LOC: Northern Trust .........................   2,600,000
   2,335,000      Illinois HFA, Series 1985-D
                  3.70%, 11/13/97
                  Insured: MBIA
                  LOC: Morgan Guaranty Trust ..................   2,335,000
   3,600,000      Joliet Regional Port District Marine
                  Terminal Revenue, Exxon Project
                  4.15%, 10/01/24 (A) .........................   3,600,000
                                                                -----------
                                                                 28,885,000
                                                                -----------
                  INDIANA - 0.64%

   2,050,000      Sullivan, PCR, Series 1985L-2
                  3.65%, 11/14/97
                  Guaranteed: National Rural
                  Utilities CFC ...............................   2,050,000
                                                                 ----------

                  KANSAS - 0.37%

   1,200,000      Burlington, PCR, Series 1985C-1
                  3.85%, 12/01/97
                  Guaranteed: National Rural
                  Utilities CFC ...............................   1,200,000
                                                                 ----------
                  LOUISIANA - 2.77%

   1,800,000      Lake Charles Harbor &
                  Terminal District
                  Port Facilities Revenue
                  Citgo Petroleum Corp.
                  3.65%, 08/01/07 (A)
                  LOC: Westdeutsche Landesbank ................   1,800,000
   1,000,000      Louisiana Public Facilities Authority
                  PCR, Ciba-Geigy Corp. Project
                  3.60%, 12/01/04 (A)
                  LOC: Swiss Bank Corp. .......................   1,000,000
   1,100,000      Louisiana Public Facilities Authority
                  College & University
                  Equipment & Capital , Series A
                  3.65%, 09/01/10 (A)
                  Insured: FGIC ...............................   1,100,000
   5,000,000      St. James Parish, PCR
                  Texaco Project, Series A
                  3.70%, 11/06/97
                  Guaranteed: Texaco, Inc. ....................   5,000,000
                                                                -----------
                                                                  8,900,000
                                                                -----------
                  MASSACHUSETTS - 5.73%

   6,000,000      Massachusetts Bay
                  Transportation Authority, Series C
                  3.65%, 12/09/97
                  LOC: West Deutsche Landesbank ...............   6,000,000
   3,600,000      Massachusetts Bay
                  Transportation Authority, Series C
                  3.75%, 01/12/98
                  LOC: West Deutsche Landesbank ...............   3,600,000
   3,800,000      Massachusetts State HEFA
                  Capital Asset Program, Series E
                  4.15%, 01/01/35 (A)
                  LOC: First National Bank of Chicago             3,800,000
   5,000,000      Massachusetts Water Resource Authority
                  3.65%, 11/07/97
                  LOC: Morgan Guaranty Trust Co. ..............   5,000,000
                                                                -----------
                                                                 18,400,000
                                                                -----------
                  MICHIGAN - 4.96%

   3,500,000      Cornell Township Economic Corp.
                  IDR, Mead-Escanaba Paper Co.
                  3.63%, 11/05/97
                  LOC: Credit Suisse First Boston .............   3,500,000
   8,000,000      Michigan Municipal Bond Authority
                  Series B
                  4.50%, 07/02/98 .............................   8,032,276
   4,200,000      Michigan State Building Authority
                  Series 1
                  3.75%, 03/02/98
                  LOC: Canadian Imperial
                  Bank of Commerce ............................   4,200,000
     200,000      Michigan State Strategic Fund, PCR
                  Consumers Power Project
                  4.20%, 04/15/18 (A)
                  LOC: Union Bank of Switzerland ..............     200,000
                                                                -----------
                                                                 15,932,276
                                                                -----------
                  MISSISSIPPI - 0.92%

   2,950,000      Claiborne County, PCR
                  Series 1985G-1
                  3.80%, 02/13/98
                  Guaranteed: National Rural
                  Utilities CFC ...............................   2,950,000
                                                                 ----------
                  MISSOURI - 3.33%

   4,000,000      Independence Water Utility Revenue
                  3.80%, 11/10/97
                  LOC: Westdeutsche Landesbank ................   4,000,000
   1,700,000      Independence Water Utility Revenue
                  3.60%, 12/05/97
                  LOC: Westdeutsche Landesbank ................   1,700,000
   5,000,000      Missouri State Environmental
                  Improvement & Energy Resource
                  Authority, Union Electric
                  Series A, PCR
                  3.70%, 11/10/97
                  LOC: Union Bank of Switzerland ..............   5,000,000
                                                                -----------
                                                                 10,700,000
                                                                -----------
                  MONTANA - 3.11%

  10,000,000      Forsyth, PCR
                  Portland General Electric, Series A
                  3.55%, 06/01/13 (A)
                  LOC: Union Bank of Switzerland ..............  10,000,000
                                                                 ----------
                  NEW MEXICO - 1.56%

   5,000,000      New Mexico State, TRAN
                  4.50%, 06/30/98 .............................   5,020,015
                                                                 ----------
                  NEW YORK - 3.89%

   5,500,000      New York
                  3.75%, 12/17/97
                  Insured: FSA
                  SPA: State Street ...........................   5,500,000
   3,000,000      New York
                  Series J, Sub-Series J-2
                  3.80%, 02/26/98
                  LOC: Commerzbank AG .........................   3,000,000
   1,000,000      New York State Energy
                  Research & Development Authority
                  Niagara Mohawk Power Corp., Series C
                  4.20%, 12/01/25 (A)
                  LOC: Canadian Imperial
                  Bank of Commerce ............................   1,000,000
   2,000,000      New York State Energy
                  Research & Development Authority
                  Orange & Rockland Project, Series A
                  3.65%, 10/01/14 (A)
                  Insured: FGIC
                  LOC: Societe Generale .......................   2,000,000
   1,000,000      New York State
                  Housing Finance Agency
                  Hospital Special Surgery Staff, Series A
                  3.55%, 11/01/10 (A)
                  LOC: Chase Manhattan Bank, N.A. .............   1,000,000
                                                                -----------
                                                                 12,500,000
                                                                -----------
                  NORTH CAROLINA - 1.43%

   4,600,000      North Carolina Educational Facilities
                  Finance Agency
                  Bowman Gray School Project
                  3.65%, 09/01/26 (A)
                  LOC: Wachovia Bank
                  of North Carolina, N.A. .....................   4,600,000
                                                                 ----------
                  OHIO - 1.87%

   1,900,000      Ohio State
                  Air Quality Development Authority
                  Cincinnati Gas & Electric, Series A
                  4.15%, 09/01/30 (A)
                  LOC: ABN-AMRO Bank NV .......................   1,900,000
   1,000,000      Ohio State
                  Air Quality Development Authority
                  Environmental, Mead Corp.
                  4.00%, 10/01/01 (A)
                  LOC: Deutsche Bank AG .......................   1,000,000
   3,100,000      Toledo-Lucas County Port Authority
                  CSX Transportation, Inc. Project
                  3.70%, 12/16/97
                  LOC: Bank of Nova Scotia ....................   3,100,000
                                                                -----------
                                                                  6,000,000
                                                                -----------
                  OREGON - 0.75%

   2,400,000      Umatilla County Hospital Facilities
                  Authority Franciscan Health System
                  Series B, 4.05%, 12/01/24 (A)
                  LOC: Toronto Dominion Bank ..................   2,400,000
                                                                 ----------
                  PENNSYLVANIA - 9.00%

   2,800,000      Allegheny County, HDA
                  Health Center Development, Inc.
                  Series B
                  3.70%, 11/12/97
                  LOC: PNC Bank, N.A. .........................   2,800,000
   2,000,000      Allegheny County, HDA
                  Health Center Development, Inc.
                  Series B,
                  3.70%, 12/08/97
                  LOC: PNC Bank, N.A. .........................   2,000,000
   1,000,000      Allegheny County, HDA
                  Health Center Development, Inc.
                  Series B
                  3.70%, 01/26/98
                  LOC: PNC Bank ...............................   1,000,000
   4,000,000      Beaver County, IDA
                  3.65%, 11/19/97
                  LOC: Swiss Bank Corp. .......................   4,000,000
   3,500,000      Beaver County, IDA
                  3.65%, 11/25/97
                  LOC: Swiss Bank Corp. .......................   3,500,000
   4,000,000      Delaware County, IDA
                  Series 1988-A
                  3.70%, 11/05/97
                  Insured: FGIC ...............................   4,000,000
   2,500,000      Delaware County, IDA
                  Series 1988-A
                  3.70%, 01/05/98
                  Insured: FGIC ...............................   2,500,000
   4,600,000      Delaware County, IDA
                  Series 1998-B
                  3.75%, 12/04/97
                  Insured: FGIC ...............................   4,600,000
   2,300,000      Delaware Valley
                  Regional Finance Authority
                  Local Government Revenue, Series C
                  3.65%, 12/01/20 (A)
                  LOC: Credit Suisse First Boston .............   2,300,000
   2,200,000      Philadelphia Gas Works
                  3.70%, 12/03/97
                  LOC: Canadian Imperial
                  Bank of Commerce ............................   2,200,000
                                                                -----------
                                                                 28,900,000
                                                                -----------
                  TENNESSEE - 0.41%

   1,300,000      Metropolitan Nashville Airport Authority
                  Special Facilities Revenue,
                  American Airlines, Series A
                  4.05%, 10/01/12 (A)
                  LOC: Credit Suisse First Boston .............   1,300,000
                                                                 ----------
                  TEXAS - 15.92%

   5,000,000      Austin Utility System, Series A
                  3.70%, 12/01/97
                  LOC: Morgan Guaranty Trust Co. ..............   5,000,000
   4,000,000      Brazos River Authority, PCR
                  Texas Utilities, Series B
                  4.05%, 02/01/32 (A)
                  Insured: MBIA ...............................   4,000,000
   2,500,000      Dallas Area Rapid Transit Sales Tax
                  Series A
                  3.80%, 11/21/97
                  LOC: Credit Suisse First Boston .............   2,500,000
   8,100,000      Guadalupe-Blanco River Authority
                  PCR, Central Power & Light Co. Project
                  4.25%, 11/01/15 (A)
                  LOC: ABN-AMRO Bank NV .......................   8,100,000
   4,000,000      Gulf Coast Waste Disposal Authority
                  Amoco Oil Co. Project
                  4.15%, 10/01/17(A)
                  Guaranteed: Amoco Oil Co. ...................   4,000,000
   2,600,000      Gulf Coast Waste Disposal Authority
                  PCR, Exxon Project
                  3.60%, 11/04/97
                  Guaranteed: Exxon Corp. .....................   2,600,000
   2,000,000      Gulf Coast Waste Disposal Authority
                  PCR, Exxon Project
                  3.80%, 11/17/97
                  Guaranteed: Exxon Corp. .....................   2,000,000
   1,400,000      Gulf Coast Waste Disposal Authority
                  PCR, Exxon Project
                  3.80%, 03/11/98
                  Guaranteed: Exxon Corp. .....................   1,400,000
   1,300,000      Harris County, HFDC
                  Texas Medical Center Project
                  3.95%, 02/15/22 (A)
                  Insured: MBIA ...............................   1,300,000
   5,000,000      Hockley County, IDC, PCR
                  Amoco Project, Standard Oil Co.
                  3.78%, 03/01/14 (A) .........................   5,001,188
   4,600,000      Plano HFDC, Hospital Revenue
                  Series 1989
                  3.70%, 11/10/97
                  Insured: MBIA ...............................   4,600,000
   1,100,000      Plano HFDC, Hospital Revenue
                  Series 1989
                  3.70%, 12/08/97
                  Insured: MBIA ...............................   1,100,000
   1,300,000      Sabine River Authority, PCR
                  Texas Utilities Project, Series A
                  4.25%, 03/01/26 (A)
                  Insured: AMBAC ..............................   1,300,000
   1,200,000      Texas A & M, Series B
                  Permanent University Fund
                  3.65%, 12/05/97
                  LOC: Morgan Guaranty Trust Co. ..............   1,200,000
   7,000,000      Texas State, TRAN, Series A
                  4.75%, 08/31/98 .............................   7,051,769
                                                                -----------
                                                                 51,152,957
                                                                -----------
                  UTAH - 1.06%

   3,400,000      Intermountain Power Agency
                  Series 1985-F
                  3.70%, 02/05/98
                  LOC: Swiss Bank Corp. .......................   3,400,000
                                                                 ----------
                  VIRGINIA - 0.72%

   2,300,000      Peninsula Ports Authority Coal Terminal
                  Dominion Terminal Project, Series C
                  4.00%, 07/01/16 (A)
                  LOC: National Westminster Plc ...............   2,300,000
                                                                 ----------
                  WASHINGTON - 3.78%

   6,750,000      Seattle Municipal Light &
                  Power Revenue
                  3.70%, 12/03/97
                  LOC: Morgan Guaranty Trust Co. ..............   6,750,000
   5,400,000      Washington State
                  Public Power Supply System
                  Nuclear Project No.1 Revenue,
                  Series 1A-1
                  3.65%, 07/01/17 (A)
                  LOC: Bank of America NT & SA ................   5,400,000
                                                                -----------
                                                                 12,150,000
                                                                -----------
                  WYOMING - 2.93%

   3,200,000      Converse County, PCR
                  Pacificorp Project
                  3.70%, 12/15/97
                  LOC: Deutsche Bank AG .......................   3,200,000
   2,600,000      Gillette, PCR
                  Pacificorp Project
                  3.55%, 11/06/97
                  LOC: Deutsche Bank AG .......................   2,600,000
   1,000,000      Gillette, PCR
                  Pacificorp Project
                  3.60%, 11/06/97
                  LOC: Deutsche Bank AG .......................   1,000,000
   2,600,000      Platte County, PCR
                  Tri-State G & T, Series A
                  3.95%, 07/01/14 (A)
                  LOC: Societe Generale .......................   2,600,000
                                                                -----------
                                                                  9,400,000
                                                                -----------
                  TOTAL MUNICIPAL SECURITIES .................. 315,415,265
                  (Cost $315,415,265)                           -----------
SHARES
-------
INVESTMENT COMPANY - 1.39%

   4,453,800      Federated Tax-Free Obligations Fund .........$  4,453,800
                                                               ------------
                  TOTAL INVESTMENT COMPANY ....................   4,453,800
                  (Cost $4,453,800)                            ------------

TOTAL INVESTMENTS - 99.58% .................................... 319,869,065
(Cost $319,869,065)*                                           ------------

NET OTHER ASSETS AND LIABILITIES - 0.42% ......................   1,353,053
                                                               ------------
NET ASSETS - 100.00% ......................................... $321,222,118
                                                               ============
------------------------------
 *         Aggregate cost for federal tax purposes.
 (A) Variable rate demand notes are payable upon not more than one, seven or thirty business days notice. Put bonds and notes have demand features which mature within one year. The interest rate shown reflects the rate in effect at October 31, 1997.
 AMBAC     American Municipal Bond Assurance Corp.
 ARCO      Atlantic Richfield Co.
 CFC       Cooperative Finance Corp.
 FGIC      Federal Guaranty Insurance Corp.
 GO        General Obligation
 HDA       Health Development Authority
 HEFA      Health and Educational Facilities Authority
 HFA       Health Facilities Authority
 HFDC      Health Facilities Development Corp.
 IDA       Industrial Development Authority
 IDC       Industrial Development Corp.
 IDR       Industrial Development Revenue
 LOC       Letter of Credit
 MBIA      Municipal Bond Insurance Association
 PCR       Pollution Control Revenue
 SPA       Stand-by Purchase Agreement
 TAN       Tax Anticipation Notes
 TRAN      Tax and Revenue Anticipation Notes

                       See Notes to Financial Statements.

--------------------


                           U.S. TREASURY FUND
                           PORTFOLIO OF INVESTMENTS
THE GALAXY FUND            OCTOBER 31, 1997
--------------------


                                                                   VALUE
PAR VALUE                                                         (NOTE 2)
---------                                                         --------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 99.92%

                  U.S. TREASURY BILLS (A) - 45.63%

$45,000,000       5.14%, 11/06/97  ........................... $ 44,968,903
 40,000,000       5.04%, 11/13/97  ...........................   39,932,217
 45,000,000       5.11%, 11/20/97  ...........................   44,880,643
 20,000,000       4.91%, 11/28/97  ...........................   19,926,425
 60,000,000       5.17%, 12/11/97  ...........................   59,662,667
 50,000,000       4.89%, 12/26/97  ...........................   49,626,076
 50,000,000       5.15%, 01/08/98  ...........................   49,520,458
 60,000,000       4.90%, 01/15/98  ...........................   59,381,042
 25,000,000       5.12%, 01/22/98  ...........................   24,708,160
 35,000,000       5.08%, 02/05/98  ...........................   34,526,333
 20,000,000       5.09%, 03/05/98  ...........................   19,649,700
                                                               ------------
                                                                446,782,624
                                                               ------------
                  FEDERAL HOME LOAN BANK - 27.71%

102,965,000       5.63%, 11/03/97 (A)  .......................  102,932,795
 39,600,000       5.39%, 12/19/97 (A)  .......................   39,315,408
 20,000,000       5.43%, 01/08/98 (A)  .......................   19,794,867
 35,000,000       5.45%, 01/16/98 (A)  .......................   34,597,728
 25,000,000       5.49%, 01/23/98 (A)  .......................   24,683,851
 25,000,000       5.73%, 01/27/98  ...........................   24,999,937
 15,000,000       5.42%, 07/07/98 (B)  .......................   14,989,954
 10,000,000       5.44%, 10/02/98 (B)  .......................    9,993,746
                                                               ------------
                                                                271,308,286
                                                               ------------
                  U.S. TREASURY NOTES - 19.43%

 20,000,000       5.38%, 11/30/97  ...........................   19,997,834
 60,000,000       5.25%, 12/31/97  ...........................   59,988,130
 25,000,000       5.63%, 01/31/98  ...........................   25,010,379
 20,000,000       7.25%, 02/15/98  ...........................   20,096,339
 15,000,000       8.13%, 02/15/98  ...........................   15,110,990
 50,000,000       5.88%, 04/30/98  ...........................   50,085,000
                                                                -----------
                                                                190,288,672
                                                                -----------
                  STUDENT LOAN
                  MARKETING ASSOCIATION (B) - 4.09%

 20,000,000       5.21%, 11/20/97  ...........................   20,000,000
 20,000,000       5.45%, 11/20/97  ...........................   20,001,668
                                                               ------------
                                                                 40,001,668
                                                               ------------
                  FEDERAL FARM CREDIT BANK - 3.06%

 10,000,000       5.50%, 11/03/97 (A)  .......................    9,999,964
 20,000,000       5.43%, 09/02/98 MTN (B)  ...................   19,986,128
                                                               ------------
                                                                 29,986,092
                                                               ------------
TOTAL INVESTMENTS - 99.92% ...................................  978,367,342
(Cost $978,367,342)*                                           ------------

NET OTHER ASSETS AND LIABILITIES - 0.08% .....................      776,724
                                                               ------------
NET ASSETS - 100.00% ......................................... $979,144,066
                                                               ============
-------------------------
*    Aggregate cost for federal tax purposes.
(A)  Discount yield at time of purchase.
(B) Interest is reset at various time intervals. The interest rate shown reflects the rate in effect at October 31, 1997.
MTN  Medium Term Note

                       See Notes to Financial Statements.

--------------------


                           CONNECTICUT MUNICIPAL MONEY MARKET FUND
                           PORTFOLIO OF INVESTMENTS
THE GALAXY FUND            OCTOBER 31, 1997
--------------------
                                                                    VALUE
PAR VALUE                                                           NOTE 2
---------                                                           ------
MUNICIPAL SECURITIES - 97.87%

                  ALABAMA - 1.97%

$  2,700,000      McIntosh Industrial
                  Development Board,PCR
                  Ciba-Geigy Corp. Project
                  4.25%, 07/01/04 (A)
                  LOC: Credit Suisse First Boston ............ $  2,700,000
                                                               ------------
                  CALIFORNIA - 2.48%

   3,400,000      Los Angeles Regional Airports
                  Improvement Corp.
                  Lease Revenue, Sublease
                  LA International Airport
                  4.05%, 12/01/25 (A)
                  LOC: Societe Generale ......................    3,400,000
                                                               ------------
                  CONNECTICUT - 66.84%

   3,000,000      Avon, BAN
                  3.75%, 01/15/98 ............................    3,000,904
   3,000,000      Connecticut State
                  Series A, GO
                  5.25%, 03/15/98 ............................    3,016,966
   3,500,000      Connecticut State
                  Series B, GO
                  3.60%, 05/15/14 (A)
                  LOC: Bayerische Landesbank GZ ..............    3,500,000
     500,000      Connecticut State
                  Series D, GO
                  3.75%, 12/01/97 ............................      500,099
   1,000,000      Connecticut State Clean Water Fund
                  6.30%, 07/01/98 ............................    1,015,794
   2,600,000      Connecticut State
                  Development Authority, PCR
                  Central Vermont Public Service
                  3.60%, 12/01/15 (A)
                  LOC: Toronto Dominion Bank ..................   2,600,000
   1,300,000      Connecticut State
                  Development Authority
                  Conco Project
                  3.55%, 11/01/05 (A)
                  LOC: Bayerische Vereinsbank AG ..............   1,300,000
  17,800,000      Connecticut State
                  Development Authority, PCR
                  Connecticut Light & Power Co. Project
                  Series A
                  3.60%, 09/01/28 (A)
                  LOC: Deutsche Bank AG .......................  17,800,000
   5,100,000      Connecticut State
                  Development Authority
                  Health Care Corp.
                  for Independent Living
                  3.50%, 07/01/15 (A)
                  LOC: Chase Manhattan Bank, N.A. .............   5,100,000
   2,400,000      Connecticut State
                  Development Authority, PCR
                  Western Massachusetts Electric Co.
                  Series A
                  3.35%, 09/01/28 (A)
                  LOC: Union Bank of Switzerland ..............   2,400,000
   1,000,000      Connecticut State HEFA, Series S
                  3.50%, 11/06/97
                  Guaranteed: Yale University .................   1,000,000
     665,000      Connecticut State HEFA, Series S
                  3.55%, 11/17/97
                  Guaranteed: Yale University .................     665,000
   4,000,000      Connecticut State HEFA, Series S
                  3.60%, 12/08/97
                  Guaranteed: Yale University .................   4,000,000
     500,000      Connecticut State HEFA, Series S
                  3.60%, 02/13/98
                  Guaranteed: Yale University .................     500,000
   1,000,000      Connecticut State HEFA
                  Sharon Hospital Issue, Series A
                  3.50%, 07/01/27 (A)
                  LOC: BankBoston, N.A. .......................   1,000,000
   1,205,000      Connecticut State HEFA
                  Yale-New Haven Hospital, Series E
                  3.65%, 06/01/12 (A)
                  Insured: FGIC ...............................   1,205,000
   2,100,000      Connecticut State
                  Housing Finance Authority
                  Housing Mortgage Finance Program
                  Series G
                  3.55%, 05/15/18 (A)
                  Insured: AMBAC ..............................   2,100,000
   3,500,000      Connecticut State, IDA
                  Allen Group, Inc.
                  3.85%, 02/01/13 (A)
                  LOC: Bayerische Vereinsbank AG ..............   3,500,000
     600,000      Connecticut State, IDA
                  Martin-Brower Co. Project
                  3.40%, 05/01/05 (A)
                  LOC: Chase Manhattan Bank, N.A. .............     600,000
   1,000,000      Connecticut State , IDA
                  Trudy Corp. Project 1984
                  3.70%, 09/01/09 (A)
                  LOC: Citibank ...............................   1,000,000
   6,000,000      Connecticut State Special Assessment
                  Unemployment Compensation
                  Advisory Fund, Series C
                  3.90%, 11/15/01 (A)
                  SPA: FGIC ...................................   6,000,000
   2,500,000      Connecticut State Special Assessment,
                  2nd Injury Fund
                  3.70%, 12/03/97
                  LOC: Credit Agricole ........................   2,500,000
   4,900,000      Connecticut State Special Tax Obligation
                  Revenue, Second Lien, Transportation
                  Infrastructure, Series 1
                  3.60%, 12/01/10 (A)
                  LOC: Commerzbank AG .........................   4,900,000
   4,000,000      Danbury, BAN, GO
                  3.75%, 02/09/98 .............................   4,001,600
     780,000      East Hartford, Lot A, GO
                  6.13%, 01/15/98
                  Insured: FSA ................................     784,097
   1,000,000      Hartford Redevelopment Agency
                  Multi-Family Mortgage Revenue
                  Underwood Tower Project
                  3.40%, 06/01/20 (A)
                  Insured: FSA ................................   1,000,000
   2,090,000      Manchester, Temporary Notes, Lot B
                  4.00%, 07/09/98 .............................   2,094,344
   4,000,000      Orange, BAN, GO
                  3.50%, 03/03/98 .............................   4,000,644
     525,000      South Windsor, BAN, GO
                  3.79%, 03/24/98 .............................     525,078
   2,000,000      Stamford, BAN, GO
                  4.00%, 04/01/98 .............................   2,003,215
   2,500,000      Westport, BAN, Lot A, GO
                  4.00%, 06/26/98 .............................   2,504,654
   5,500,000      Wilton, BAN, GO
                  4.00%, 07/21/98 .............................   5,512,133
                                                               ------------
                                                                91,629,528
                                                               ------------
                  DELAWARE - 2.33%

   3,200,000      Wilmington Hospital Revenue
                  Franciscan Health System, Series A
                  4.05%, 07/01/11 (A)
                  LOC: Toronto Dominion Bank ..................   3,200,000
                                                               ------------
                  FLORIDA - 1.20%

   1,650,000      Florida Housing Finance Agency
                  Multifamily, Series NN,
                  South Point Project
                  4.00%, 11/01/07 (A)
                  LOC: Chase Manhattan Bank, N.A. .............   1,650,000
                                                               ------------
                  IDAHO - 0.51%

     700,000      Power County, PCR
                  FMC Corp. Project
                  4.25%, 12/01/10 (A)
                  LOC: Wachovia Bank ..........................     700,000
                                                               ------------
                  ILLINOIS - 1.10%

     100,000      Chicago O'Hare International Airport
                  General Airport, Second Lien, Series A
                  3.65%, 01/01/15 (A)
                  LOC: Societe Generale .......................     100,000

   1,400,000      Joliet Regional Port District
                  Marine Terminal Revenue
                  Exxon Project
                  4.15%, 10/01/24 (A) .........................   1,400,000
                                                               ------------
                                                                  1,500,000
                                                               ------------
                  INDIANA - 0.80%

   1,100,000      Princeton, PCR
                  PSI Energy, Inc. Project
                  4.25%, 03/01/19 (A)
                  LOC: Canadian Imperial
                  Bank of Commerce ............................   1,100,000
                                                               ------------
                  LOUISIANA - 0.66%

     900,000      Louisiana State
                  Offshore Terminal Authority
                  Deepwater Port Revenue, First Stage A
                  Loop, Inc.
                  4.15%, 09/01/08 (A)
                  LOC: Union Bank of Switzerland ..............     900,000
                                                               ------------
                  OHIO - 2.33%

   1,400,000      Ohio State
                  Air Quality Development Authority
                  Cincinnati Gas & Electric, Series A
                  4.15%, 09/01/30 (A)
                  LOC: ABN-AMRO Bank NV .......................   1,400,000
   1,800,000      Toledo-Lucas County Port Authority
                  Series 1992
                  3.65%, 11/12/97
                  LOC: Bank of Nova Scotia ....................   1,800,000
                                                               ------------
                                                                  3,200,000
                                                               ------------
                  OREGON - 3.65%

   5,000,000      Port Portland PCR
                  Reynolds Metals
                  4.05%, 12/01/09 (A)
                  LOC: Bank of Nova Scotia ....................   5,000,000
                                                               ------------
                  PENNSYLVANIA - 1.82%

   1,500,000      Delaware County
                  Industrial Development Authority
                  Series 1988-A
                  3.70%, 11/05/97
                  Insured: FGIC ...............................   1,500,000
   1,000,000      Philadelphia Gas Works
                  3.70%, 12/03/97
                  LOC: Canadian Imperial
                  Bank of Commerce ............................   1,000,000
                                                               ------------
                                                                  2,500,000
                                                               ------------
                  PUERTO RICO - 6.52%

   6,100,000      Puerto Rico Commonwealth
                  Government Development Bank
                  3.35%, 12/01/15 (A)
                  LOC: Credit Suisse First Boston .............   6,100,000
   2,843,100      Puerto Rico Commonwealth
                  Highway & Transportation Authority
                  Series X
                  3.35%, 07/01/99 (A)
                  LOC: Union Bank of Switzerland ..............   2,843,100
                                                               ------------
                                                                  8,943,100
                                                               ------------
                  TENNESSEE - 0.88%

   1,200,000      Metropolitan Nashville Airport Authority
                  Special Facilities Revenue
                  American Airlines, Series B
                  4.05%, 10/01/12 (A)
                  LOC: Bayerische Landesbank GZ ...............   1,200,000
                                                               ------------
                  TEXAS - 4.78%

   3,555,000      North Central Texas
                  Health Facilities Development Corp.
                  Hospital, Presbyterian Medical Center,
                  4.05%, 12/01/15 (A)
                  Insured: MBIA ...............................   3,555,000
   3,000,000      Sabine River Authority, PCR
                  Texas Utilities Project, Series A
                  4.25%, 03/01/26 (A)
                  Insured: AMBAC ..............................   3,000,000
                                                               ------------
                                                                  6,555,000
                                                               ------------
                  TOTAL MUNICIPAL SECURITIES .................. 134,177,628
                  (Cost $134,177,628)                          ------------
Shares
------
INVESTMENT COMPANIES - 1.69%

     173,205      Dreyfus Connecticut
                  Municipal Money Market Fund ................      173,205
   2,143,740      Federated Municipal Trust
                  Connecticut Municipal Cash Trust ...........    2,143,740
                                                               ------------
                  TOTAL INVESTMENT COMPANIES .................    2,316,945
                  (Cost $2,316,945)                            ------------

TOTAL INVESTMENTS - 99.56% ...................................  136,494,573
(Cost $136,494,573)*                                           ------------

NET OTHER ASSETS AND LIABILITIES - 0.44% .....................      600,087
                                                               ------------
NET ASSETS - 100.00% ......................................... $137,094,660
                                                               ============

--------------------------------
*           Aggregate cost for federal tax purposes.
(A)         Variable rate demand notes are payable upon not more than one, seven or thirty business days notice. Put bonds and notes have demand features which mature within one year. The interest rate shown reflects the rate in effect at October 31, 1997.
AMBAC       American Municipal Bond Assurance Corp.
BAN         Bond Anticipation Notes
FGIC        Federal Guaranty Insurance Corp.
FSA         Financial Securities Assurance Company
GO          General Obligation
HEFA        Health and Educational Facilities Authority
IDA         Industrial Development Authority
LOC         Letter of Credit
PCR         Pollution Control Revenue
SPA         Stand-by Purchase Agreement

                       See Notes to Financial Statements.

--------------------


                           MASSACHUSETTS MUNICIPAL MONEY MARKET FUND
                           PORTFOLIO OF INVESTMENTS
THE GALAXY FUND            OCTOBER 31, 1997
--------------------


                                                                   VALUE
PAR VALUE                                                         (NOTE 2)
---------                                                         --------
MUNICIPAL SECURITIES - 99.02%

                  ALABAMA - 2.96%

$    400,000      McIntosh Industrial
                  Development Board, PCR
                  Ciba-Geigy Corp. Project
                  4.25%, 07/01/04 (A)
                  LOC: Credit Suisse First Boston ............. $   400,000
   2,000,000      Montgomery Industrial
                  Development Board, PCR
                  Series 1990
                  3.65%, 12/01/97
                  Guaranteed: General Electric Co. ............   2,000,000
                                                                -----------
                                                                  2,400,000
                                                                -----------
                  ARIZONA - 0.62%

     500,000      Maricopa County, PCR
                  Arizona Public Service Co., Series A
                  4.15%, 05/01/29 (A)
                  LOC: Morgan Guaranty Trust Co. ..............     500,000
                                                                -----------
                  CALIFORNIA - 1.98%

   1,600,000      Los Angeles Regional Airports
                  Improvement Corp.
                  Lease Revenue, Sublease,
                  L.A. International Airport
                  4.05%, 12/01/25 (A)
                  LOC: Societe Generale .......................   1,600,000
                                                                -----------
                  DELAWARE - 1.36%

   1,100,000      Wilmington Hospital Revenue
                  Franciscan Health System, Series B
                  4.05%, 07/01/11 (A)
                  LOC: Toronto Dominion Bank ..................   1,100,000
                                                                -----------
                  ILLINOIS - 0.37%

     300,000      Chicago O'Hare International Airport
                  American Airlines, Series A
                  4.00%, 12/01/17 (A)
                  LOC: Credit Suisse First Boston .............     300,000
                                                                -----------
                  MASSACHUSETTS - 73.70%

   1,000,000      Boston Water & Sewer Commission
                  General Purpose, Senior Series A
                  3.40%, 11/01/24 (A)
                  LOC: State Street ...........................   1,000,000
   2,255,000      Brookline, BAN, GO
                  4.00%, 06/04/98 .............................   2,258,309
     700,000      Ipswich, BAN, GO
                  4.00%, 02/05/98 .............................     700,620
   1,000,000      Massachusetts Bay
                  Transportation Authority
                  Series C
                  3.65%, 12/09/97
                  LOC: Westdeutsche Landesbank ................   1,000,000
   2,900,000      Massachusetts Bay
                  Transportation Authority
                  General Transportation System
                  Series 1984-A
                  3.80%, 03/01/14 (A)
                  LOC: State Street ...........................   2,900,000
   1,500,000      Massachusetts Municipal
                  Wholesale Electric Co.
                  Power Supply System, Series C
                  3.50%, 07/01/19 (A)
                  Insured: MBIA
                  LOC: Credit Suisse First Boston .............   1,500,000
   4,850,000      Massachusetts State, Series B, GO
                  4.00%, 12/01/97 (A)
                  LOC: National Westminster Bank Plc ..........   4,850,000
   2,500,000      Massachusetts State HEFA
                  Amherst College, Series F
                  3.55%, 11/01/26 (A) .........................   2,500,000
   2,700,000      Massachusetts State HEFA
                  Capital Asset Program, Series D
                  3.85%, 01/01/35 (A)
                  Insured: MBIA
                  SPA: Credit Suisse First Boston .............   2,700,000
   2,000,000      Massachusetts State HEFA
                  Capital Asset Program, Series G-1
                  3.40%, 01/01/19 (A)
                  Insured: MBIA ...............................   2,000,000
   2,050,000      Massachusetts State HEFA
                  Community Health
                  Center Capital Fund
                  Series A
                  3.55%, 03/01/15 (A)
                  LOC: BankBoston N.A. ........................   2,050,000
   1,000,000      Massachusetts State HEFA
                  Endicott College, Series A
                  3.50%, 10/01/11 (A)
                  LOC: BankBoston, N.A. .......................   1,000,000
   2,500,000      Massachusetts State HEFA
                  Harvard University
                  3.50%, 08/01/17 (A) .........................   2,500,000
   1,000,000      Massachusetts State HEFA
                  Harvard University, Series Q
                  3.50%, 09/01/40 (A) .........................   1,000,000
   2,835,000      Massachusetts State HEFA
                  Institute Of Technology, Series G
                  3.35%, 07/01/21 (A) .........................   2,835,000
   2,000,000      Massachusetts State HEFA
                  Newton Wellesley Hospital, Series F
                  3.50%, 07/01/25 (A)
                  Insured: MBIA ...............................   2,000,000
   2,000,000      Massachusetts State HEFA
                  Partners Healthcare System, Series P-2
                  3.60%, 07/01/27 (A)
                  Insured: FSA ................................   2,000,000
   1,000,000      Massachusetts State
                  Housing Finance Agency
                  Multi-Family, Series A
                  3.50%, 12/01/25 (A) .........................   1,000,000
   1,800,000      Massachusetts State
                  Industrial Finance Agency
                  Buckingham Browne Issue
                  3.50%, 05/01/27 (A)
                  LOC: State Street ...........................   1,800,000
   1,000,000      Massachusetts State
                  Industrial Finance Agency
                  Governor Dummer Academy
                  3.50%, 07/01/26 (A)
                  LOC: State Street ...........................   1,000,000
   2,400,000      Massachusetts State
                  Industrial Finance Agency
                  Ogden Haverhill Project, Series A
                  3.50%, 12/01/06 (A)
                  LOC: Union Bank of Switzerland ..............   2,400,000
   3,000,000      Massachusetts State Port Authority
                  3.55%, 11/07/97
                  LOC: Canadian
                  Imperial Bank of Commerce ...................   3,000,000
   1,000,000      Massachusetts State
                  Water Resource Authority
                  Series 1994
                  3.70%, 12/10/97
                  LOC: Morgan Guaranty Trust Co. ..............   1,000,000
   2,000,000      Massachusetts State
                  Water Resource Authority
                  Subordinated, General Purpose, Series A
                  3.50%, 04/01/28 (A)
                  Insured: AMBAC ..............................   2,000,000
   2,500,000      Natick, BAN, GO
                  3.75%, 02/27/98 .............................   2,501,710
   1,179,000      North Attleborough, GO
                  4.25%, 03/01/98
                  Insured: AMBAC ..............................   1,181,638
   1,210,000      Peabody, BAN, GO
                  4.10%, 04/14/98 .............................   1,212,304
   2,768,000      Stow, BAN, GO
                  4.25%, 08/20/98 .............................   2,777,526
   2,500,000      Wellesley, BAN, GO
                  4.00%, 06/11/98 .............................   2,504,082
   2,500,000      Weston, BAN GO
                  3.60%, 03/04/98 .............................   2,500,969
                                                                 ----------
                                                                 59,672,158
                                                                 ----------
                  MICHIGAN - 2.72%

   1,800,000      Cornell Township
                  Environmental Improvement
                  Mead-Escanaba Paper Co.
                  4.00%, 11/01/16 (A)
                  LOC: Swiss Bank Corp. .......................   1,800,000
     400,000      Kent Hospital Finance Authority
                  Butterworth Hospital, Series A
                  3.60%, 01/15/20 (A)
                  LOC: Rabobank Nederland NV ..................     400,000
                                                                 ----------
                                                                  2,200,000
                                                                 ----------
                  MISSOURI - 0.49%

     400,000      Missouri State HEFA
                  St. Louis University
                  4.05%, 12/01/05 (A)
                  Insured: FGIC
                  SPA: Morgan Guaranty Trust Co. ..............     400,000
                                                                -----------
                  PENNSYLVANIA - 1.98%

   1,600,000      Lehigh County General Purpose Authority
                  Lehigh Valley Hospital, Series A
                  4.00%, 07/01/28 (A)
                  Insured: AMBAC ..............................   1,600,000
                                                                -----------
                  PUERTO RICO - 4.66%

   2,650,000      Puerto Rico Commonwealth
                  Government Development Bank
                  3.35%, 12/01/15 (A)
                  LOC: Credit Suisse First Boston .............   2,650,000
   1,122,400      Puerto Rico Commonwealth
                  Highway & Transportation Authority
                  Series X
                  3.35%, 07/01/99 (A)
                  LOC: Union Bank of Switzerland ..............   1,122,400
                                                                 ----------
                                                                  3,772,400
                                                                 ----------
                  TEXAS - 8.06%

   1,500,000      Austin Utility System, Series A
                  3.70%, 12/01/97
                  LOC: Morgan Guaranty Trust Co. ..............   1,500,000
   1,500,000      Guadalupe-Blanco River Authority
                  PCR, Central Power & Light Co. Project
                  4.25%, 11/01/15 (A)
                  LOC: ABN-AMRO Bank NV .......................   1,500,000
   1,500,000      Gulf Coast Waste Disposal Authority
                  PCR, Amoco Oil Co. Project
                  4.15%, 10/01/17 (A)
                  Guaranteed: Amoco Oil Co. ...................   1,500,000
     200,000      Lone Star Airport
                  Improvement Authority
                  Multiple Mode, Series A2
                  4.05%, 12/01/14 (A)
                  LOC: Royal Bank of Canada ...................     200,000
     900,000      Lone Star Airport
                  Improvement Authority
                  Multiple Mode, Series B2
                  4.05%, 12/01/14 (A)
                  LOC: Royal Bank of Canada ...................     900,000
     700,000      Sabine River Authority, PCR
                  Texas Utilities Project, Series A
                  4.25%, 03/01/26 (A)
                  Insured: AMBAC ..............................     700,000
     230,000      Texas Higher Education Authority, Inc.
                  Educational Equipment & Improvement
                  Series B
                  3.65%, 12/01/25 (A)
                  Insured: FGIC ...............................     230,000
                                                                 ----------
                                                                  6,530,000
                                                                 ----------
                  WASHINGTON - 0.12%

     100,000      Washington State Public Power
                  Supply System Nuclear Project
                  No.1 Revenue, Series 1A-1
                  3.65%, 07/01/17 (A)
                  LOC: Bank of America NT & SA ................     100,000
                                                                 ----------
                  TOTAL MUNICIPAL SECURITIES ..................  80,174,558
                  (Cost $80,174,558)                             ----------
Shares
------
INVESTMENT COMPANIES - 0.60%

     413,912      Dreyfus Massachusetts Tax
                  Exempt Money Market .........................     413,912
      72,445      Federated Municipal Trust
                  Massachusetts Municipal Cash Trust ..........      72,445
                                                                -----------
                  TOTAL INVESTMENTS COMPANIES .................     486,357
                  (Cost $486,357)                               -----------

TOTAL INVESTMENTS - 99.62% ....................................  80,660,915
(Cost $80,660,915)*                                             -----------

NET OTHER ASSETS AND LIABILITIES - 0.38% ......................     304,656
                                                                -----------
NET ASSETS - 100.00% .......................................... $80,965,571
                                                                ===========
---------------------------
*      Aggregate cost for federal tax purposes.
(A) Variable rate demand notes are payable upon not more than one, seven or thirty business days notice. Put bonds and notes have demand features which mature within one year. The interest rate shown reflects the rate in effect at October 31, 1997.
AMBAC  American Municipal Bond Assurance Company
BAN    Bond Anticipation Notes
FGIC   Federal Guaranty Insurance Corp.
FSA    Financial Security Assurance Company
GO     General Obligation
HEFA   Health and Education Facilities Authority
LOC    Letter of Credit
MBIA   Municipal Bond Insurance Association
PCR    Pollution Control Revenue
SPA    Stand-by Purchase Agreement

                       See Notes to Financial Statements.

            ---------------
                                     STATEMENTS OF ASSETS AND LIABILITIES
            THE GALAXY FUND          October 31, 1997
            ---------------

                                                                 MONEY MARKET     GOVERNMENT     TAX-EXEMPT    U.S. TREASURY
                                                                     FUND            FUND           FUND           FUND
                                                                 ------------     ----------     ----------    -------------
ASSETS:
 Investments (Note 2):
  Investments at amortized cost ............................... $2,884,410,696  $ 888,407,378  $ 319,869,065   $978,367,342
  Repurchase agreement ........................................    152,401,963     92,101,485             --             --
                                                                --------------  -------------  -------------   ------------
   Total investments at value .................................  3,036,812,659    980,508,863    319,869,065    978,367,342
  Cash ........................................................             --             --             --          2,196
  Receivable for shares sold ..................................        637,173          8,337        475,390         53,386
  Interest and dividends receivable ...........................      7,010,703      4,131,438      1,527,376      3,882,382
  Receivable from investment adviser (Note 4) .................             --             --             --             --
                                                                --------------  -------------  -------------   ------------
   Total Assets ..............................................   3,044,460,535    984,648,638    321,871,831    982,305,306
                                                                --------------  -------------  -------------   ------------
LIABILITIES:
 Dividends payable. ..........................................       4,911,387      2,690,593        446,338      1,479,067
 Payable for shares repurchased ..............................      20,838,723         19,935             --      1,156,242
 Investment advisory fee payable (Note 3) ....................         928,668        328,306        112,739        320,248
 Payable to Fleet affiliates (Note 3) ........................         232,453         30,853         14,387         58,686
 Payable to Administrator (Note 3) ...........................         343,836        104,405         32,687         82,906
 Trustees' fees and expenses payable (Note 3) ................          24,813         13,932          4,723         11,405
 Payable to custodian ........................................           7,645             --             --             --
 Accrued expenses and other payables .........................         349,614         88,697         38,839         52,686
                                                                --------------  -------------  -------------   ------------
  Total Liabilities .........................................       27,637,139      3,276,721        649,713      3,161,240
                                                                --------------  -------------  -------------   ------------
NET ASSETS ..................................................   $3,016,823,396  $ 981,371,917  $ 321,222,118  $ 979,144,066
                                                                ==============  =============  =============  =============
NET ASSETS CONSIST OF:
 Par value (Note 6) ..........................................      $3,017,958      $ 982,289      $ 321,374       $979,603
 Paid-in capital in excess of par value ......................   3,014,932,510    981,306,260    321,052,256    978,623,309
 Undistributed (overdistributed) net investment income (loss)          225,864        (45,378)       (19,941)       316,530
 Accumulated net realized gain (loss) on investments sold. ...      (1,352,936)      (871,254)      (131,571)      (775,376)
                                                                --------------  -------------  -------------   ------------
TOTAL NET ASSETS .............................................  $3,016,823,396  $ 981,371,917  $ 321,222,118  $ 979,144,066
                                                                ==============  =============  =============  =============
Retail Shares:
 Net assets ..................................................  $1,877,889,124  $ 350,513,008  $ 151,906,518   $585,968,724
 Shares of beneficial interest outstanding ...................   1,878,546,452    350,695,086    151,962,949    586,186,641
 NET ASSET VALUE, offering and redemption price per share ....  $         1.00  $        1.00  $        1.00  $        1.00
                                                                ==============  =============  =============  =============
Retail B Shares:
 Net assets ..................................................  $      748,986           N/A            N/A            N/A
 Shares of beneficial interest outstanding ...................         748,988           N/A            N/A            N/A
 NET ASSET VALUE and offering price per share* ...............  $         1.00           N/A            N/A            N/A
                                                                ==============  =============  =============  =============
Trust Shares:
 Net assets ..................................................  $1,138,185,286  $ 630,858,909  $ 169,315,600   $393,175,342
 Shares of beneficial interest outstanding ...................   1,138,662,931    631,593,463    169,410,680    393,416,268
 NET ASSET VALUE, offering and redemption price per share ....  $         1.00  $        1.00  $        1.00  $        1.00
                                                                ==============  =============  =============  =============
----------
   * Redemption price per share is equal to the Net Asset Value per share less any applicable contingent deferred sales charge.

                                                    See Notes to Financial Statements.

            ---------------
                                     STATEMENTS OF ASSETS AND LIABILITIES
            THE GALAXY FUND          October 31, 1997
            ---------------

                                                                 CONNECTICUT    MASSACHUSETTS
                                                                   MUNICIPAL      MUNICIPAL
                                                                 MONEY MARKET    MONEY MARKET
                                                                     FUND           FUND
                                                                 ------------    ------------
ASSETS:
 Investments (Note 2):
  Investments at amortized cost ............................... $  136,494,573    $80,660,915
  Repurchase agreement ........................................             --             --
                                                                --------------    -----------
   Total investments at value .................................    136,494,573     80,660,915
  Cash ........................................................             --             --
  Receivable for shares sold ..................................             --            500
  Interest and dividends receivable ...........................        800,923        453,054
  Receivable from investment adviser (Note 4) .................         12,007         11,497
                                                                --------------    -----------
   Total Assets ..............................................     137,307,503     81,125,966
                                                                --------------    -----------
LIABILITIES:
 Dividends payable. ..........................................          98,911         85,986
 Payable for shares repurchased ..............................           7,120         10,148
 Investment advisory fee payable (Note 3) ....................          44,455         26,913
 Payable to Fleet affiliates (Note 3) ........................          11,744          6,971
 Payable to Administrator (Note 3) ...........................          12,835          4,144
 Trustees' fees and expenses payable (Note 3) ................           1,725            760
 Payable to custodian ........................................              --             --
 Accrued expenses and other payables .........................          36,053         25,473
                                                                --------------    -----------
  Total Liabilities .........................................          212,843        160,395
                                                                --------------    -----------
NET ASSETS ..................................................   $  137,094,660    $80,965,571
                                                                ==============    ===========
NET ASSETS CONSIST OF:
 Par value (Note 6) ..........................................  $      137,101        $80,978
 Paid-in capital in excess of par value ......................     136,970,084     80,897,173
 Undistributed (overdistributed) net investment income (loss)           (5,089)            --
 Accumulated net realized gain (loss) on investments sold. ...          (7,436)       (12,580)
                                                                --------------    -----------
TOTAL NET ASSETS .............................................  $  137,094,660    $80,965,571
                                                                ==============    ===========
Retail Shares:
 Net assets ..................................................  $  137,094,660    $80,965,571
 Shares of beneficial interest outstanding ...................     137,100,566     80,977,987
 NET ASSET VALUE, offering and redemption price per share ....  $         1.00    $      1.00
                                                                ==============    ===========
Retail B Shares:
 Net assets ..................................................            N/A            N/A
 Shares of beneficial interest outstanding ...................            N/A            N/A
 NET ASSET VALUE and offering price per share* ...............            N/A            N/A
                                                                ==============    ===========
Trust Shares:
 Net assets ..................................................            N/A            N/A
 Shares of beneficial interest outstanding ...................            N/A            N/A
 NET ASSET VALUE, offering and redemption price per share ....            N/A            N/A
                                                                ==============    ===========
----------
   * Redemption price per share is equal to the Net Asset Value per share less any applicable contingent deferred sales charge.

                                                    See Notes to Financial Statements.

            ---------------
                                     STATEMENTS OF OPERATIONS
            THE GALAXY FUND          For the year ended October 31, 1997
            ---------------

                                                                  MONEY MARKET      GOVERNMENT    TAX-EXEMPT    U.S. TREASURY
                                                                      FUND             FUND          FUND           FUND
                                                                  ------------      ----------   -------------  -------------
INVESTMENT INCOME:
   Interest (Note 2) ...........................................  $143,814,788   $ 59,750,089   $ 11,485,784    $46,576,882
   Dividends (Note 2) ..........................................            --             --        108,075            --
                                                                  ------------   ------------   ------------    -----------
     Total Investment Income ...................................   143,814,788     59,750,089     11,593,859     46,576,882
                                                                  ------------   ------------   ------------    -----------
EXPENSES:
   Investment advisory fee (Note 3) ............................    10,381,253      4,388,525      1,291,478      3,464,499
   Administration fee (Note 3) .................................     2,118,433        895,995        263,643        720,691
   Custodian fee (Note 3) ......................................        70,686         28,774         27,123         24,411
   Fund accounting fee (Note 3) ................................       127,931        130,930         54,097         97,324
   Legal fee (Note 3) ..........................................       114,120         35,070         10,588         39,471
   Audit fee ...................................................        21,749         17,701         19,214         17,842
   Shareholder servicing fee (Note 3) ..........................     1,430,359        346,517        133,048        507,400
   Transfer agent fee (Note 3) .................................     2,085,098        404,401         78,665        444,328
   12b-1 fee ...................................................         2,157             --             --             --
   Trustees' fees and expenses (Note 3). .......................        52,505         22,978          7,949         18,672
   Reports to shareholders (Note 3) ............................       425,755         82,317         14,025         65,231
   Registration fee ............................................       100,960         24,752         10,856         81,656
   Insurance ...................................................        23,762          2,353          4,126          8,442
   Miscellaneous ...............................................        34,095         37,672         17,552         34,477
                                                                  ------------   ------------   ------------    -----------
     Total expenses before reimbursement/waiver (Note 4) .......    16,988,863      6,417,985      1,932,364      5,524,444
                                                                  ------------   ------------   ------------    -----------
     Less: reimbursement/waiver (Note 4) .......................      (922,674)      (174,108)       (15,751)       (25,108)
                                                                  ------------   ------------   ------------    -----------
       Total expenses net of reimbursement/waiver ..............    16,066,189      6,243,877      1,916,613      5,499,336
                                                                  ------------   ------------   ------------    -----------
NET INVESTMENT INCOME ..........................................   127,748,599     53,506,212      9,677,246     41,077,546
                                                                  ------------   ------------   ------------    -----------
NET REALIZED GAIN ON INVESTMENTS SOLD (NOTE 2) .................           352          1,250             --         19,124
                                                                  ------------   ------------   ------------    -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ...........  $127,748,951   $ 53,507,462   $  9,677,246    $41,096,670
                                                                  ============   ============   ============    ===========

                                                    See Notes to Financial Statements.

                                                       CONNECTICUT MUNICIPAL     MASSACHUSETTS MUNICIPAL
                                                         MONEY MARKET FUND          MONEY MARKET FUND
                                                       ---------------------     -----------------------
INVESTMENT INCOME:
   Interest (Note 2) ...................................   $ 4,291,208                 $ 2,166,555
   Dividends (Note 2) ..................................        67,741                      32,885
                  -                                        -----------                 -----------
     Total Investment Income ...........................     4,358,949                   2,199,440
                  -                                        -----------                 -----------
EXPENSES:
   Investment advisory fee (Note 3) ....................       497,713                     251,050
   Administration fee (Note 3) .........................       101,578                      51,212
   Custodian fee (Note 3) ..............................        13,414                      10,608
   Fund accounting fee (Note 3) ........................        29,471                      26,961
   Legal fee (Note 3) ..................................         4,324                       2,259
   Audit fee ...........................................        17,075                      16,740
   Shareholder servicing fee (Note 3) ..................       111,361                      58,905
   Transfer agent fee (Note 3) .........................        13,561                       8,383
   12b-1 fee ...........................................          --                          --
   Trustees' fees and expenses (Note 3) ................         2,566                       1,163
   Reports to shareholders (Note 3) ....................           962                         913
   Registration fee ....................................         2,998                       6,794
   Insurance ...........................................         1,475                         163
   Miscellaneous .......................................         7,635                         305
                  -                                        -----------                 -----------
     Total expenses before reimbursement/waiver (Note 4)       804,133                     435,456
                  -                                        -----------                 -----------
     Less: reimbursement/waiver (Note 4) ...............       (62,664)                    (54,862)
                  -                                        -----------                 -----------
       Total expenses net of reimbursement/waiver ......       741,469                     380,594
                  -                                        -----------                 -----------
NET INVESTMENT INCOME ..................................     3,617,480                   1,818,846
                  -                                        -----------                 -----------
NET REALIZED GAIN ON INVESTMENTS SOLD (NOTE 2) .........          --                          --
                  -                                        -----------                 -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ...   $ 3,617,480                 $ 1,818,846
                                                           ===========                 ===========

                 ----------------
                 THE GALAXY FUND
                                  STATEMENTS OF CHANGES IN NET ASSETS
                 ----------------
                                                                MONEY MARKET FUND                        GOVERNMENT FUND
                                                      -----------------------------------       -----------------------------------
                                                            YEARS ENDED OCTOBER 31,                   YEARS ENDED OCTOBER 31,
                                                      -----------------------------------       -----------------------------------
                                                           1997                 1996                 1997                1996
                                                      --------------       --------------       --------------       --------------
NET ASSETS AT BEGINNING OF PERIOD ..............      $2,083,533,947       $  914,816,047       $1,060,170,053       $  999,474,334
                                                      --------------       --------------       --------------       --------------

INCREASE (DECREASE) IN NET ASSETS RESULTING
  FROM OPERATIONS:
   Net investment income .......................         127,748,599           87,543,598           53,506,212           46,499,874
   Net realized gain (loss) on investments sold                  352              (43,235)               1,250               47,761
                                                      --------------       --------------       --------------       --------------
     Net increase in net assets resulting
       from operations .........................         127,748,951           87,500,363           53,507,462           46,547,635
                                                      --------------       --------------       --------------       --------------

DIVIDENDS TO SHAREHOLDERS FROM:
   RETAIL SHARES:
     Net investment income .....................         (76,502,698)         (44,808,226)         (16,580,573)         (14,950,690)
     Dividends in excess of net
       investment income .......................                --                   --                   --                (14,560)
                                                      --------------       --------------       --------------       --------------
  Total Dividends ..............................         (76,502,698)         (44,808,226)         (16,580,573)         (14,965,250)
                                                      --------------       --------------       --------------       --------------
   RETAIL B SHARES:
     Net investment income .....................             (12,281)                 N/A                  N/A                  N/A
     Dividends in excess of net investment
       income ..................................                  --                  N/A                  N/A                  N/A
                                                      --------------       --------------       --------------       --------------
       Total Dividends .........................             (12,281)                 N/A                  N/A                  N/A
                                                      --------------       --------------       --------------       --------------
   TRUST SHARES:
     Net investment income .....................         (51,241,328)         (42,735,672)         (36,925,639)         (31,503,806)
     Dividends in excess of net investment
       income ..................................                  --                   --                   --              (30,818)
                                                      --------------       --------------       --------------       --------------
       Total Dividends .........................         (51,241,328)         (42,735,672)         (36,925,639)         (31,534,624)
                                                      --------------       --------------       --------------       --------------
       Total Dividends to shareholders .........        (127,756,307)         (87,543,898)         (53,506,212)         (46,499,874)
                                                      --------------       --------------       --------------       --------------

NET INCREASE (DECREASE) FROM SHARE
  TRANSACTIONS(1) ..............................         933,296,805        1,168,761,435          (78,799,386)          60,647,958
                                                      --------------       --------------       --------------       --------------
   Net increase (decrease) in net assets .......         933,289,449        1,168,717,900          (78,798,136)          60,695,719
                                                      --------------       --------------       --------------       --------------

NET ASSETS AT END OF PERIOD (INCLUDING LINE A) .      $3,016,823,396       $2,083,533,947       $  981,371,917       $1,060,170,053
                                                      ==============       ==============       ==============       ==============

(A) Undistributed (overdistributed) net
   investment income (loss) ....................      $      225,864       $      233,572       $      (45,378)      $      (45,378)
                                                      ==============       ==============       ==============       ==============

----------
(1) For detail on share transactions by series, see Statements of Changes in Net Assets - Capital Stock Activity on
    pages 32 and 33.

                                                    See Notes to Financial Statements.

                                                                                 CONNECTICUT MUNICIPAL     MASSACHUSETTS MUNICIPAL
                            TAX-EXEMPT FUND           U.S. TREASURY FUND           MONEY MARKET FUND          MONEY MARKET FUND
                      --------------------------  --------------------------  --------------------------  ------------------------
                        YEARS ENDED OCTOBER 31,    YEARS ENDED OCTOBER 31,      YEARS ENDED OCTOBER 31,     YEARS ENDED OCTOBER 31,
                      --------------------------  --------------------------  --------------------------  ------------------------
                           1997        1996           1997          1996           1997         1996         1997          1996
                      ------------  ------------  ------------  ------------  ------------  ------------  -----------  -----------
NET ASSETS AT
 BEGINNING OF
 PERIOD ............  $301,854,872  $307,761,973  $797,561,471  $589,657,171  $110,544,441  $102,636,161  $47,066,054  $40,326,146
                      ------------  ------------  ------------  ------------  ------------  ------------  -----------  -----------

INCREASE (DECREASE)
 IN NET ASSETS
 RESULTING FROM
  OPERATIONS:
   Net investment
    income .........     9,677,246    9,214,855     41,077,546    31,369,614     3,617,480     2,937,544    1,818,846    1,170,106
   Net realized gain
   (loss) on
   investments sold.            --       (7,422)        19,124       113,403            --          (817)          --      (12,416)
                      ------------  ------------  ------------  ------------  ------------  ------------  -----------  -----------
     Net increase
      in net assets
      resulting from
      operations ...     9,677,246     9,207,433    41,096,670    31,483,017     3,617,480     2,936,727    1,818,846    1,157,690
                      ------------  ------------  ------------  ------------  ------------  ------------  -----------  -----------
DIVIDENDS TO
 SHAREHOLDERS FROM:
 RETAIL SHARES:
     Net investment
      income .......    (3,944,381)   (3,693,979)  (23,823,527)  (16,420,997)   (3,614,319)  (2,937,544)   (1,818,846)  (1,170,106)
     Dividends in
      excess of net
      investment
      income .......            --        (7,790)           --            --            --       (8,250)           --           --
                      ------------  ------------  ------------  ------------  ------------  ------------  -----------  -----------
  Total Dividends ..    (3,944,381)   (3,701,769)  (23,823,527)  (16,420,997)   (3,614,319)   (2,945,794)  (1,818,846)  (1,170,106)
                      ------------  ------------  ------------  ------------  ------------  ------------  -----------  -----------
   RETAIL B SHARES:
     Net investment
      income .......           N/A           N/A           N/A           N/A           N/A           N/A          N/A          N/A
     Dividends in
      excess of net
      investment
      income .......           N/A           N/A           N/A           N/A           N/A           N/A          N/A          N/A
                      ------------  ------------  ------------  ------------  ------------  ------------  -----------  -----------
       Total
        Dividends ..           N/A           N/A           N/A           N/A           N/A           N/A          N/A          N/A
                      ------------  ------------  ------------  ------------  ------------  ------------  -----------  -----------
   TRUST SHARES:
     Net investment
      income .......    (5,732,832)   (5,500,678)  (17,254,019)  (14,948,617)          N/A           N/A          N/A          N/A
     Dividends in
      excess of net
      investment
       income ......           --        (12,184)           --            --           N/A           N/A          N/A          N/A
                      ------------  ------------  ------------  ------------  ------------  ------------  -----------  -----------

       Total
        Dividends ..    (5,732,832)   (5,512,862)  (17,254,019)  (14,948,617)          N/A           N/A          N/A          N/A
                      ------------  ------------  ------------  ------------  ------------  ------------  -----------  -----------

       Total
        Dividends to
        shareholders.   (9,677,213)   (9,214,631)  (41,077,546)  (31,369,614)   (3,614,319)   (2,945,794)  (1,818,846)   (1,170,106)
                      ------------  ------------  ------------  ------------  ------------  ------------  -----------  -----------

NET INCREASE
 (DECREASE) FROM
 SHARE
 TRANSACTIONS(1) ....   19,367,213    (5,899,903)  181,563,471   207,790,897    26,547,058     7,917,347   33,899,517    6,752,324
                      ------------  ------------  ------------  ------------  ------------  ------------  -----------  -----------

   Net increase
    (decrease) in net
    assets ..........   19,367,246    (5,907,101)  181,582,595   207,904,300    26,550,219     7,908,280   33,899,517    6,739,908
                      ------------  ------------  ------------  ------------  ------------  ------------  -----------  -----------

NET ASSETS AT END OF
 PERIOD (INCLUDING
 LINE A) ............ $321,222,118  $301,854,872  $979,144,066  $797,561,471  $137,094,660  $110,544,441  $80,965,571  $47,066,054
                      ============  ============  ============  ============  ============  ============  ===========  ===========

(A) Undistributed
 (overdistributed)
  net investment
  income (loss) ..... $    (19,941) $    (19,974) $    316,530  $    316,530  $    (5,089)  $    (8,250)  $        --  $        --
                      ============  ============  ============  ============  ============  ============  ===========  ===========

                   ---------------

                                      STATEMENTS OF CHANGES IN NET ASSETS -
                   THE GALAXY FUND    Capital Stock Activity
                   ---------------

                                     MONEY MARKET FUND                   GOVERNMENT FUND                    TAX-EXEMPT FUND
                           ---------------------------------   ---------------------------------   --------------------------------
                                 YEARS ENDED OCTOBER 31,             YEARS ENDED OCTOBER 31,             YEARS ENDED OCTOBER 31,
                           ---------------------------------   ---------------------------------   --------------------------------
                                 1997             1996               1997             1996               1997             1996
                           ---------------   ---------------   ---------------   ---------------   ---------------   --------------
DOLLAR AMOUNTS
RETAIL SHARES:
  Sold ................... $ 4,623,828,689   $ 2,569,450,390   $   729,544,101   $   690,219,757   $   405,375,839   $  320,444,954
  Issued in connection
   with acquisition
   (Note 9) ..............              --       267,075,370                --                --                --               --
   Issued to shareholders
   in reinvestment of
  dividends ..............      75,954,856        44,351,046        16,519,769        14,857,984         3,935,706        3,692,232
  Repurchased ............  (3,981,201,650)   (2,302,302,319)     (721,962,501)     (699,477,779)     (374,953,462)    (333,641,800)
                           ---------------   ---------------   ---------------   ---------------   ---------------   --------------
   Net increase (decrease)
    in shares outstanding  $   718,581,895   $   578,574,487   $    24,101,369   $     5,599,962   $    34,358,083   $   (9,504,614)
                           ===============   ===============   ===============   ===============   ===============   ==============
RETAIL B SHARES:
   Sold ..................     $ 1,047,623               N/A               N/A               N/A               N/A              N/A
   Issued to shareholders
    in reinvestment of
    dividends ............          12,123               N/A               N/A               N/A               N/A              N/A
   Repurchased ...........        (310,758)              N/A               N/A               N/A               N/A              N/A
                           ---------------   ---------------   ---------------   ---------------   ---------------   --------------
   Net increase in shares
    outstanding .......... $       748,988               N/A               N/A               N/A               N/A              N/A
                           ===============   ===============   ===============   ===============   ===============   ==============
TRUST SHARES:
   Sold .................. $ 2,442,712,102   $ 2,715,304,160   $ 1,419,192,696   $ 1,594,273,956   $    232,513,701  $  224,132,385
   Issued in connection
    with acquisition
    (Note 9) .............              --       511,455,645                --                --                 --              --
   Issued to shareholders
    in reinvestment of
    dividends ............         824,412           601,681           779,351           657,170             35,548          27,737
   Repurchased ...........  (2,229,570,592)   (2,637,174,538)   (1,522,872,802)   (1,539,883,130)      (247,540,119)   (220,555,411)
                           ---------------   ---------------   ---------------   ---------------   ---------------   --------------
   Net increase (decrease)
    in shares outstanding. $   213,965,922   $   590,186,948   $  (102,900,755)  $    55,047,996   $   (14,990,870)  $    3,604,711
                           ===============   ===============   ===============   ===============   ===============   ==============
 SHARE ACTIVITY
RETAIL SHARES:
   Sold ..................   4,623,828,689     2,569,450,390       729,544,101       690,219,757       405,375,839      320,444,954
   Issued in connection
    with acquisition
    (Note 9) .............              --       267,079,142                --               --                 --               --
   Issued to shareholders
    in reinvestment of
    dividends ............      75,954,856        44,351,046        16,519,769       14,857,984          3,935,706        3,692,232
   Repurchased ...........  (3,981,201,650)   (2,302,302,319)     (721,962,501)    (699,477,779)      (374,953,462)    (333,641,800)
                           ---------------   ---------------   ---------------   ---------------   ---------------   --------------
   Net increase (decrease)
    in shares outstanding      718,581,895       578,578,259        24,101,369         5,599,962        34,358,083      (9,504,614)
                           ===============   ===============   ===============   ===============   ===============   ==============
RETAIL B SHARES:
   Sold ..................       1,047,623               N/A               N/A               N/A               N/A              N/A
   Issued to shareholders
    in reinvestment of
    dividends ............          12,123               N/A               N/A               N/A               N/A              N/A
   Repurchased ...........        (310,758)              N/A               N/A               N/A               N/A              N/A
                           ---------------   ---------------   ---------------   ---------------   ---------------   --------------
   Net increase in shares
    outstanding ..........         748,988               N/A               N/A               N/A               N/A              N/A
                           ===============   ===============   ===============   ===============   ===============   ==============
TRUST SHARES:
   Sold ..................   2,442,712,102     2,715,304,160     1,419,192,696     1,594,273,956       232,513,701      224,132,385
   Issued in connection
     with acquisition
     (Note 9) ............              --       511,462,955                --                --                --              --
   Issued to shareholders
    in reinvestment of
    dividends ............         824,412           601,681           779,351           657,170            35,548           27,737
   Repurchased ...........  (2,229,570,592)   (2,637,174,538)   (1,522,872,802)   (1,539,883,130)     (247,540,119)    (220,555,411)
                           ---------------   ---------------   ---------------   ---------------   ---------------   --------------
   Net increase (decrease)
    in shares outstanding.     213,965,922       590,194,258      (102,900,755)       55,047,996       (14,990,870)       3,604,711
                           ===============   ===============   ===============   ===============   ===============   ==============

                                                    See Notes to Financial Statements.

                                                                    CONNECTICUT MUNICIPAL              MASSACHUSETTS MUNICIPAL
                                  U.S. TREASURY FUND                  MONEY MARKET FUND                   MONEY MARKET FUND
                           ---------------------------------   ---------------------------------   --------------------------------
                              YEARS ENDED OCTOBER 31,              YEARS ENDED OCTOBER 31,             YEARS ENDED OCTOBER 31,
                           ---------------------------------   ---------------------------------   --------------------------------
                                1997              1996              1997              1996             1997              1996
                           ---------------   ---------------   ---------------   ---------------   ---------------   --------------
DOLLAR AMOUNTS
RETAIL SHARES:
  Sold ................... $ 1,252,641,737   $   853,166,073   $   308,300,041   $   259,542,285   $   164,854,517   $   72,519,201
  Issued in connection
   with acquisition
   (Note 9) ..............              --                --                --                --                --               --
   Issued to shareholders
   in reinvestment of
  dividends ..............      23,742,666        16,296,206         2,576,197         1,891,469         1,161,644          679,571
  Repurchased ............  (1,133,657,607)     (744,916,145)     (284,329,180)     (253,516,407)     (132,116,644)     (66,446,448)
                           ---------------   ---------------   ---------------   ---------------   ---------------   --------------
   Net increase (decrease)
    in shares outstanding. $   142,726,796   $   124,546,134   $    26,547,058   $     7,917,347   $    33,899,517   $    6,752,324
                           ===============   ===============   ===============   ===============   ===============   ==============

RETAIL B SHARES:
   Sold ..................             N/A               N/A               N/A               N/A               N/A              N/A
   Issued to shareholders
    in reinvestment of
    dividends ............             N/A               N/A               N/A               N/A               N/A              N/A
   Repurchased ...........             N/A               N/A               N/A               N/A               N/A              N/A
                           ---------------   ---------------   ---------------   ---------------   ---------------   --------------
   Net increase in shares
    outstanding ..........             N/A               N/A               N/A               N/A               N/A              N/A
                           ===============   ===============   ===============   ===============   ===============   ==============

TRUST SHARES:
   Sold .................. $ 1,081,964,225   $   884,449,801               N/A               N/A               N/A              N/A
   Issued in connection
    with acquisition
    (Note 9) .............              --                --               N/A               N/A               N/A              N/A
   Issued to shareholders
    in reinvestment of
    dividends ............         520,650           282,478               N/A               N/A               N/A              N/A
   Repurchased ...........  (1,043,648,200)     (801,487,516)              N/A               N/A               N/A              N/A
                           ---------------   ---------------   ---------------   ---------------   ---------------   --------------
   Net increase (decrease)
    in shares outstanding. $    38,836,675   $    83,244,763               N/A               N/A               N/A              N/A
                           ===============   ===============   ===============   ===============   ===============   ==============

 SHARE ACTIVITY
RETAIL SHARES:
   Sold ..................   1,252,641,737       853,166,073       308,300,041       259,542,285       164,854,517       72,519,201
   Issued in connection
    with acquisition
    (Note 9) .............              --                --                --                --                --               --
   Issued to shareholders
    in reinvestment of
    dividends ............      23,742,666        16,296,206         2,576,197         1,891,469         1,161,644          679,571
   Repurchased ...........  (1,133,657,607)     (744,916,145)     (284,329,180)     (253,516,407)     (132,116,644)     (66,446,448)
                           ---------------   ---------------   ---------------   ---------------   ---------------   --------------
   Net increase (decrease)
    in shares outstanding      142,726,796       124,546,134        26,547,058         7,917,347        33,899,517        6,752,324
                           ===============   ===============   ===============   ===============   ===============   ==============

RETAIL B SHARES:
   Sold ..................             N/A               N/A               N/A               N/A               N/A              N/A
   Issued to shareholders
    in reinvestment of
    dividends ............             N/A               N/A               N/A               N/A               N/A              N/A
   Repurchased ...........             N/A               N/A               N/A               N/A               N/A              N/A
                           ---------------   ---------------   ---------------   ---------------   ---------------   --------------
   Net increase in shares
    outstanding ..........             N/A               N/A               N/A               N/A               N/A              N/A
                           ===============   ===============   ===============   ===============   ===============   ==============
TRUST SHARES:
   Sold ..................   1,081,964,225       884,449,801               N/A               N/A               N/A              N/A
   Issued in connection
     with acquisition
     (Note 9) ............              --                --               N/A               N/A               N/A              N/A
   Issued to shareholders
    in reinvestment of
    dividends ............         520,650           282,478               N/A               N/A               N/A              N/A
   Repurchased ...........  (1,043,648,200)     (801,487,516)              N/A               N/A               N/A              N/A
                           ---------------   ---------------   ---------------   ---------------   ---------------   --------------
   Net increase (decrease)
    in shares outstanding.      38,836,675        83,244,763               N/A               N/A               N/A              N/A
                           ===============   ===============   ===============   ===============   ===============   ==============

                   ---------------
                                      MONEY MARKET FUND
                                      FINANCIAL HIGHLIGHTS
                   THE GALAXY FUND    FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD.
                   ---------------

RETAIL A SHARES
                                                                                      YEARS ENDED OCTOBER 31,
                                                                  --------------------------------------------------------------
                                                                  1997          1996         1995(1)       1994(1)       1993(1)
                                                               ----------    ----------    ----------    ----------
 Net Asset Value, Beginning of Period ...............          $     1.00    $     1.00    $     1.00    $     1.00    $     1.00
                                                               ----------    ----------    ----------    ----------    ----------
 Income from Investment Operations:
   Net investment income (A) ........................                0.05          0.05          0.05          0.03          0.03
   Net realized gain (loss) on investments ..........                  --            --            --            --            --
                                                               ----------    ----------    ----------    ----------    ----------
     Total from Investment Operations: ..............                0.05          0.05          0.05          0.03          0.03
                                                               ----------    ----------    ----------    ----------    ----------
 Less Dividends:
   Dividends from net investment income .............               (0.05)        (0.05)        (0.05)        (0.03)        (0.03)
   Dividends from net realized capital gains ........                  --            --            --            --            --
                                                               ----------    ----------    ----------    ----------    ----------
     Total Dividends: ...............................               (0.05)        (0.05)        (0.05)        (0.03)        (0.03)
                                                               ----------    ----------    ----------    ----------    ----------
 Net increase (decrease) in net asset value .........                  --            --            --            --            --
                                                               ----------    ----------    ----------    ----------    ----------
 Net Asset Value, End of Period .....................          $     1.00    $     1.00    $     1.00    $     1.00        $ 1.00
                                                               ==========    ==========    ==========    ==========    ==========

 Total Return (B) ...................................               4.93%         4.78%         5.23%         3.35%         2.78%

 Ratios/Supplemental Data:
 Net Assets, End of Period (000's) ..................          $1,877,889    $1,159,312    $  580,762    $  797,399    $  577,558
 Ratios to average net assets:
   Net investment income including reimbursement/waiver             4.85%         4.67%         5.12%         3.38%         2.74%
   Operating expenses including reimbursement/waiver                0.69%         0.77%         0.74%         0.64%         0.63%
   Operating expenses excluding reimbursement/waiver                0.73%         0.80%         0.76%         0.64%         0.63%

---------------
  * Annualized.
 ** Not Annualized.
(1) Prior to November 1, 1994, the Fund offered a single series of shares. As of such date, the existing series of shares was designated as Retail A Shares and the Fund began issuing a second series of shares designated as Trust Shares.
(2) The Fund began offering Retail B Shares on March 6, 1997.

(A) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or Administrator for Retail
    A Shares for the years ended October 31, 1997, 1996, 1995, 1994 and 1993 were $0.05, $0.05, $0.05, $0.03 and $0.03, respectively. Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or
    Administrator for Trust Shares for the years ended October 31, 1997, 1996 and 1995 were $0.05, $0.05 and $0.05, respectively.
    Net investment income per share before reimbursement/waiver of fees by Investment Advisor and/or Administrator for Retail B
    Shares for the period ended October 31, 1997 was $0.03.

(B) Total return for 1994 includes the effect of the voluntary capital contribution from the Investment Advisor (see Note 5).
    Without this capital contribution, the total return would have been 3.35%. Calculation does not include the effect of any sales charge for Retail B Shares.

                                                    See Notes to Financial Statements.

                                                               TRUST SHARES
                                                                       YEARS ENDED OCTOBER 31,        RETAIL B SHARES
                                                               -------------------------------------    PERIOD ENDED
                                                                  1997          1996         1995(1)  OCTOBER 31, 1997(2)
                                                               ----------    ----------    ----------    ----------
 Net Asset Value, Beginning of Period ...............          $     1.00    $     1.00    $     1.00    $     1.00
                                                               ----------    ----------    ----------    ----------
 Income from Investment Operations:
   Net investment income (A) ........................                0.05          0.05          0.05          0.03
   Net realized gain (loss) on investments ..........                  --            --              --          --
                                                               ----------    ----------    ----------    ----------
     Total from Investment Operations: ..............                0.05          0.05          0.05          0.03
                                                               ----------    ----------    ----------    ----------
 Less Dividends:
   Dividends from net investment income .............               (0.05)        (0.05)        (0.05)        (0.03)
   Dividends from net realized capital gains ........                  --               --         --            --
                                                               ----------    ----------    ----------    ----------
     Total Dividends: ...............................               (0.05)        (0.05)        (0.05)        (0.03)
                                                               ----------    ----------    ----------    ----------
 Net increase (decrease) in net asset value .........                  --            --              --          --
                                                               ----------    ----------    ----------    ----------
 Net Asset Value, End of Period .....................          $     1.00    $     1.00    $     1.00    $     1.00
                                                               ==========    ==========    ==========    ==========
 Total Return (B) ...................................
                                                                    5.13%         5.00%         5.43%         2.66%**
 Ratios/Supplemental Data:
 Net Assets, End of Period (000's) ..................          $1,138,185    $  924,222    $  334,054    $      749
 Ratios to average net assets:
   Net investment income including reimbursement/waiver             5.04%         4.89%         5.30%         4.27%*
   Operating expenses including reimbursement/waiver                0.50%         0.55%         0.55%         1.38%*
   Operating expenses excluding reimbursement/waiver                0.54%         0.58%         0.56%         1.42%*

---------------
  * Annualized.
 ** Not Annualized.
(1) Prior to November 1, 1994, the Fund offered a single series of shares. As of such date, the existing series of shares was designated as Retail A Shares and the Fund began issuing a second series of shares designated as Trust Shares.
(2) The Fund began offering Retail B Shares on March 6, 1997.

(A) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or Administrator for Retail
    A Shares for the years ended October 31, 1997, 1996, 1995, 1994 and 1993 were $0.05, $0.05, $0.05, $0.03 and $0.03, respectively. Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or
    Administrator for Trust Shares for the years ended October 31, 1997, 1996 and 1995 were $0.05, $0.05 and $0.05, respectively.
    Net investment income per share before reimbursement/waiver of fees by Investment Advisor and/or Administrator for Retail B
    Shares for the period ended October 31, 1997 was $0.03.

(B) Total return for 1994 includes the effect of the voluntary capital contribution from the Investment Advisor (see Note 5).
    Without this capital contribution, the total return would have been 3.35%. Calculation does not include the effect of any sales charge for Retail B Shares.

                                                    See Notes to Financial Statements.

                   ---------------
                                      GOVERNMENT FUND
                                      FINANCIAL HIGHLIGHTS
                   THE GALAXY FUND    FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD.
                   ---------------

RETAIL A SHARES
                                                                                   YEARS ENDED OCTOBER 31,
                                                               ------------------------------------------------------------------
                                                                  1997          1996         1995(1)       1994(1)       1993(1)
                                                               ----------    ----------    ----------    ----------    ----------
 Net Asset Value, Beginning of Period ................         $     1.00    $     1.00    $     1.00    $     1.00    $     1.00
                                                               ----------    ----------    ----------    ----------    ----------

 Income from Investment Operations:
   Net investment income (A) .........................               0.05          0.05          0.05          0.03          0.03
   Net realized gain (loss) on investments ...........                 --            --            --            --            --
                                                               ----------    ----------    ----------    ----------    ----------
     Total from Investment Operations: ...............               0.05          0.05          0.05          0.03          0.03
                                                               ----------    ----------    ----------    ----------    ----------
 Less Dividends:
   Dividends from net investment income ..............              (0.05)        (0.05)        (0.05)        (0.03)        (0.03)
   Dividends from net realized capital gains .........                 --            --            --            --            --
                                                               ----------    ----------    ----------    ----------    ----------
     Total Dividends: ................................              (0.05)        (0.05)        (0.05)        (0.03)        (0.03)
                                                               ----------    ----------    ----------    ----------    ----------
   Net increase (decrease) in net asset value ........                 --            --            --            --            --
                                                               ----------    ----------    ----------    ----------    ----------
 Net Asset Value, End of Period ......................         $     1.00    $     1.00    $     1.00    $     1.00    $     1.00
                                                               ==========    ==========    ==========    ==========    ==========

 Total Return (B) ....................................              4.85%         4.72%         5.20%         3.49%         2.83%

 Ratios/Supplemental Data:
 Net Assets, End of Period (000's) ...................         $  350,513    $  326,411    $  320,795    $  759,106    $  685,304
 Ratios to average net assets:
   Net investment income including reimbursement/waiver             4.74%         4.62%         5.11%         3.36%         2.79%
   Operating expenses including reimbursement/waiver .              0.71%         0.75%         0.73%         0.54%         0.55%
   Operating expenses excluding reimbursement/waiver .              0.72%         0.76%         0.74%         0.54%         0.55%

----------------
(1) Prior to November 1, 1994, the Fund offered a single series of shares. As of such date, the existing series of shares was designated as Retail A Shares and the Fund began issuing a second series of shares designated as Trust Shares.
(A) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or Administrator for Retail
    A Shares for the years ended October 31, 1997, 1996, 1995, 1994 and 1993 were $0.05, $0.05, $0.05, $0.03, and $0.03, respectively. Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or
    Administrator for Trust Shares for the years ended October 31, 1997, 1996 and 1995 were $0.05, $0.05 and $0.05, respectively.
(B) Total return for 1994 includes the effect of the voluntary capital contribution from the Investment Adviser (see Note 5).
    Without this capital contribution, the total return would have been 3.49%.

                                                    See Notes to Financial Statements.

TRUST SHARES

                                                                     YEARS ENDED OCTOBER 31,
                                                               -------------------------------------
                                                                  1997          1996         1995(1)
                                                               ----------    ----------    ----------
 Net Asset Value, Beginning of Period ................         $     1.00    $     1.00    $     1.00
                                                               ----------    ----------    ----------

 Income from Investment Operations:
   Net investment income (A) .........................               0.05          0.05          0.05
   Net realized gain (loss) on investments ...........                 --            --            --
                                                               ----------    ----------    ----------
     Total from Investment Operations: ...............               0.05          0.05          0.05
                                                               ----------    ----------    ----------
 Less Dividends:
   Dividends from net investment income ..............              (0.05)        (0.05)        (0.05)
   Dividends from net realized capital gains .........                 --            --            --
                                                               ----------    ----------    ----------
     Total Dividends: ................................              (0.05)        (0.05)        (0.05)
                                                               ----------    ----------    ----------
   Net increase (decrease) in net asset value ........                 --            --            --
                                                               ----------    ----------    ----------
 Net Asset Value, End of Period ......................         $     1.00    $     1.00    $     1.00
                                                               ==========    ==========    ==========

 Total Return (B) ....................................              5.06%         4.95%         5.39%

 Ratios/Supplemental Data:
 Net Assets, End of Period (000's) ...................         $   630,859   $  733,759    $  678,679
 Ratios to average net assets:
   Net investment income including reimbursement/waiver             4.94%         4.85%         5.27%
   Operating expenses including reimbursement/waiver .              0.51%         0.52%         0.53%
   Operating expenses excluding reimbursement/waiver .              0.52%         0.53%         0.54%

----------------
(1) Prior to November 1, 1994, the Fund offered a single series of shares. As of such date, the existing series of shares was designated as Retail A Shares and the Fund began issuing a second series of shares designated as Trust Shares.
(A) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or Administrator for Retail A Shares for the years ended October 31, 1997, 1996, 1995, 1994 and 1993 were $0.05, $0.05, $0.05, $0.03, and $0.03, respectively. Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or Administrator for Trust
    Shares for the years ended October 31, 1997, 1996 and 1995 were $0.05, $0.05 and $0.05, respectively.
(B) Total return for 1994 includes the effect of the voluntary capital contribution from the
    Investment Adviser (see Note 5). Without this capital contribution, the total return would have been 3.49%.

                   ---------------
                                      TAX-EXEMPT FUND
                                      FINANCIAL HIGHLIGHTS
                   THE GALAXY FUND    FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD.
                   ---------------

RETAIL A SHARES
                                                                                   YEARS ENDED OCTOBER 31,
                                                               -----------------------------------------------------------------
                                                                  1997          1996         1995(1)       1994(1)       1993(1)
                                                               ----------    ----------    ----------    ----------    ----------
Net Asset Value, Beginning of Period .................         $     1.00    $     1.00    $     1.00    $     1.00    $     1.00
                                                               ----------    ----------    ----------    ----------    ----------
Income from Investment Operations:
   Net investment income (A) .........................               0.03          0.03          0.03          0.02          0.02
   Net realized gain (loss) on investments ...........                 --            --            --            --            --
                                                               ----------    ----------    ----------    ----------    ----------
     Total from Investment Operations: ...............               0.03          0.03          0.03          0.02          0.02
                                                               ----------    ----------    ----------    ----------    ----------
Less Dividends:
   Dividends from net investment income ..............              (0.03)        (0.03)        (0.03)        (0.02)        (0.02)
   Dividends from net realized capital gains .........                 --            --            --            --            --
                                                               ----------    ----------    ----------    ----------    ----------
     Total Dividends: ................................              (0.03)        (0.03)        (0.03)        (0.02)        (0.02)
                                                               ----------    ----------    ----------    ----------    ----------
Net increase (decrease) in net asset value ...........                 --            --            --            --            --
                                                               ----------    ----------    ----------    ----------    ----------
Net Asset Value, End of Period .......................         $     1.00    $     1.00    $     1.00    $     1.00    $     1.00
                                                               ==========    ==========    ==========    ==========    ==========

Total Return .........................................               2.95%        2.82%         3.16%           2.24%       1.93%

Ratios/Supplemental Data:
Net Assets, End of Period (000's) ....................         $  151,907    $  117,548    $  127,056     $   271,050  $  301,399
 Ratios to average net assets:
   Net investment income including reimbursement/waiver             2.92%         2.78%         3.12%          2.12%        1.92%
   Operating expenses including reimbursement/waiver .              0.68%         0.68%         0.68%          0.58%        0.59%
   Operating expenses excluding reimbursement/waiver .              0.69%         0.69%         0.71%          0.58%        0.59%

------------------
(1) Prior to November 1, 1994, the Fund offered a single series of shares. As of such date, the existing series of shares was designated as Retail A Shares and the Fund began issuing a second series of shares designated as Trust Shares.
(A) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or Administrator for Retail
    A Shares for the years ended October 31, 1997, 1996, 1995, 1994 and 1993 were $0.03, $0.03, $0.03, $0.02, and $0.02, respectively. Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or
    Administrator for Trust Shares for the years ended October 31, 1997, 1996 and 1995 were $0.03, $0.03 and $0.03, respectively.

                                                    See Notes to Financial Statements.

TRUST SHARES
                                                                      YEARS ENDED OCTOBER 31,
                                                               --------------------------------------
                                                                 1997           1996         1995(1)
                                                               ----------    ----------    ----------
Net Asset Value, Beginning of Period .................         $     1.00    $     1.00    $     1.00
                                                               ----------    ----------    ----------
Income from Investment Operations:
   Net investment income (A) .........................               0.03          0.03          0.03
   Net realized gain (loss) on investments ...........                 --            --            --
                                                               ----------    ----------    ----------
     Total from Investment Operations: ...............               0.03          0.03          0.03
                                                               ----------    ----------    ----------
Less Dividends:
   Dividends from net investment income ..............              (0.03)        (0.03)        (0.03)
   Dividends from net realized capital gains .........                 --            --            --
                                                               ----------    ----------    ----------
     Total Dividends: ................................              (0.03)        (0.03)        (0.03)
                                                               ----------    ----------    ----------
Net increase (decrease) in net asset value ...........                 --            --            --
                                                               ----------    ----------    ----------
Net Asset Value, End of Period .......................         $     1.00    $     1.00    $     1.00
                                                               ==========    ==========    ==========

Total Return .........................................              3.10%         2.97%         3.29%

Ratios/Supplemental Data:
Net Assets, End of Period (000's) ....................         $  169,316    $  184,307    $  180,706
 Ratios to average net assets:
   Net investment income including reimbursement/waiver             3.05%         2.92%         3.24%
   Operating expenses including reimbursement/waiver .              0.53%         0.54%         0.55%
   Operating expenses excluding reimbursement/waiver .              0.53%         0.54%         0.56%

------------------
(1) Prior to November 1, 1994, the Fund offered a single series of shares. As of such date, the existing series of shares was designated as Retail A Shares and the Fund began issuing a second series of shares designated as Trust Shares.
(A) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or Administrator for Retail A Shares for the years ended October 31, 1997, 1996, 1995, 1994 and 1993 were $0.03, $0.03, $0.03, $0.02, and $0.02, respectively. Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or Administrator for Trust
    Shares for the years ended October 31, 1997, 1996 and 1995 were $0.03, $0.03 and $0.03, respectively.

                   ---------------
                                      U.S. TREASURY FUND
                                      FINANCIAL HIGHLIGHTS
                   THE GALAXY FUND    FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD.
                   ---------------

RETAIL A SHARES
                                                                                   YEARS ENDED OCTOBER 31,
                                                               -----------------------------------------------------------------
                                                                 1997           1996         1995(1)         1994(1)     1993(1)
                                                               ----------    ----------    ----------    ----------    ----------
Net Asset Value, Beginning of Period .................         $     1.00    $     1.00    $     1.00    $     1.00    $     1.00
                                                               ----------    ----------    ----------    ----------    ----------

Income from Investment Operations:
   Net investment income (A) .........................               0.05          0.05          0.05          0.03          0.03
   Net realized gain (loss) on investments ...........                 --            --            --            --            --
                                                               ----------    ----------    ----------    ----------    ----------
     Total from Investment Operations: ...............               0.05          0.05          0.05          0.03          0.03
                                                               ----------    ----------    ----------    ----------    ----------
Less Dividends:
   Dividends from net investment income ..............              (0.05)        (0.05)        (0.05)        (0.03)        (0.03)
   Dividends from net realized capital gains .........                 --            --            --            --            --
                                                               ----------    ----------    ----------    ----------    ----------
     Total Dividends: ................................              (0.05)        (0.05)        (0.05)        (0.03)        (0.03)
                                                               ----------    ----------    ----------    ----------    ----------
Net increase (decrease) in net asset value ...........                 --            --            --            --            --
                                                               ----------    ----------    ----------    ----------    ----------
Net Asset Value, End of Period .......................         $     1.00    $     1.00    $     1.00    $     1.00    $     1.00
                                                               ==========    ==========    ==========    ==========    ==========

Total Return (B) .....................................              4.67%         4.63%         4.99%         3.30%         2.75%

Ratios/Supplemental Data:
Net Assets, End of Period (000's) ....................         $  585,969    $  443,230    $  318,621    $  466,993    $  447,960
 Ratios to average net assets:
   Net investment income including reimbursement/waiver               4.58%       4.53%         4.90%         3.24%         2.71%
   Operating expenses including reimbursement/waiver .               0.69%        0.69%         0.73%         0.56%         0.55%
   Operating expenses excluding reimbursement/waiver .               0.70%        0.69%         0.73%         0.56%         0.55%

-----------------
(1) Prior to November 1, 1994, the Fund offered a single series of shares. As of such date, the existing series of shares was designated as Retail A Shares and the Fund began issuing a second series of shares designated as Trust Shares.
(A) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or Administrator for Retail
    A Shares for the years ended October 31, 1997, 1996, 1995, 1994 and 1993 were $0.05, $0.05, $0.05, $0.03, and $0.03, respectively. Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or
    Administrator for Trust Shares for the years ended October 31, 1997, 1996 and 1995 were $0.05, $0.05 and $0.05, respectively.
(B) Total return for 1994 includes the effect of the voluntary capital contribution from the Investment Advisor (see Note 5).
    Without this capital contribution, the total return would have been 3.30%.

                                                See Notes to Financial Statements.

TRUST SHARES
                                                                       YEARS ENDED OCTOBER 31,
                                                               --------------------------------------
                                                                 1997           1996         1995(1)
                                                               ----------    ----------    ----------
Net Asset Value, Beginning of Period .................         $     1.00    $     1.00    $     1.00
                                                               ----------    ----------    ----------
Income from Investment Operations:
   Net investment income (A) .........................               0.05          0.05          0.05
   Net realized gain (loss) on investments ...........                 --            --            --
                                                               ----------    ----------    ----------
     Total from Investment Operations: ...............               0.05          0.05          0.05
                                                               ----------    ----------    ----------
Less Dividends:
   Dividends from net investment income ..............              (0.05)        (0.05)        (0.05)
   Dividends from net realized capital gains .........                 --            --            --
                                                               ----------    ----------    ----------
     Total Dividends: ................................              (0.05)        (0.05)        (0.05)
                                                               ----------    ----------    ----------
Net increase (decrease) in net asset value ...........                 --            --            --
                                                               ----------    ----------    ----------
Net Asset Value, End of Period .......................         $     1.00    $     1.00    $     1.00
                                                               ==========    ==========    ==========

Total Return (B) .....................................              4.85%         4.80%         5.18%

Ratios/Supplemental Data:
Net Assets, End of Period (000's) ....................         $   393,175   $  354,331    $  271,036
 Ratios to average net assets:
   Net investment income including reimbursement/waiver             4.75%         4.69%         5.06%
   Operating expenses including reimbursement/waiver .              0.52%         0.53%         0.55%
   Operating expenses excluding reimbursement/waiver .              0.53%         0.53%         0.55%
-----------------

(1) Prior to November 1, 1994, the Fund offered a single series of shares. As of such date, the existing series of shares was designated as Retail A Shares and the Fund began issuing a second series of shares designated as Trust Shares.
(A) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or Administrator for Retail A Shares for the years ended October 31, 1997, 1996, 1995, 1994 and 1993 were $0.05, $0.05, $0.05, $0.03, and $0.03, respectively. Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or Administrator for Trust
    Shares for the years ended October 31, 1997, 1996 and 1995 were $0.05, $0.05 and $0.05, respectively.
(B) Total return for 1994 includes the effect of the voluntary capital contribution from the
    Investment Advisor (see Note 5). Without this capital contribution, the total return would have been 3.30%.

                                     See Notes to Financial Statements.

                   ---------------
                                      CONNECTICUT MUNICIPAL MONEY MARKET FUND
                                      FINANCIAL HIGHLIGHTS
                   THE GALAXY FUND    FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD.
                   ---------------
                                                                   YEARS ENDED OCTOBER 31,
                                   ----------------------------------------------------------------------------------------------
                                      1997          1996                 1995                        1994                 1993
                                   ----------    ----------    ---------------------       -----------------------     ----------
                                                               INVESTMENT      TRUST       INVESTMENT      TRUST       INVESTMENT
                                     SHARES       SHARES(3)      SHARES       SHARES         SHARES       SHARES(2)     SHARES(1)
                                   ----------    ----------    ----------    ----------    ----------    ----------    ----------
Net Asset Value, Beginning of
  Period .......................   $     1.00    $     1.00    $     1.00    $     1.00    $     1.00    $     1.00    $     1.00
                                   ----------    ----------    ----------    ----------    ----------    ----------    ----------
Income from Investment
  Operations:
   Net investment income (A)(C)          0.03          0.03          0.03          0.03          0.02          0.02            --
   Net realized gain (loss) on
     investments ...............           --            --            --            --            --            --            --
                                   ----------    ----------    ----------    ----------    ----------    ----------    ----------
       Total from Investment
         Operations: (A) .......         0.03          0.03          0.03          0.03          0.02          0.02            --
                                   ----------    ----------    ----------    ----------    ----------    ----------    ----------
Less Dividends:
   Dividends from net investment
     income (A) ................        (0.03)        (0.03)        (0.03)        (0.03)        (0.02)        (0.02)           --
   Dividends from net realized
     capital gains .............           --            --            --            --            --            --            --
                                   ----------    ----------    ----------    ----------    ----------    ----------    ----------
     Total Dividends: (A) ......        (0.03)        (0.03)        (0.03)        (0.03)        (0.02)        (0.02)           --
                                   ----------    ----------    ----------    ----------    ----------    ----------    ----------
Net increase (decrease) in net
  asset value ..................           --            --            --            --            --            --            --
                                   ----------    ----------    ----------    ----------    ----------    ----------    ----------
Net Asset Value, End of Period .   $     1.00    $     1.00    $     1.00    $     1.00    $     1.00    $     1.00    $     1.00
                                   ==========    ==========    ==========    ==========    ==========    ==========    ==========

 Total Return (B) ..............        2.94%         2.83%          2.94%        3.19%          1.83%        2.08%**       0.14%**

Ratios/Supplemental Data:
Net Assets, End of Period
  (000's) ......................   $  137,095    $  110,544    $   71,472    $   31,164    $   80,663    $   34,354    $    6,582
Ratios to average net assets:
   Net investment income
     including reimbursement/
     waiver ....................        2.91%         2.79%         2.88%         3.14%         1.99%         2.24%*        2.12%*
   Operating expenses
     including reimbursement/
     waiver ....................        0.60%         0.64%         0.82%         0.57%         0.78%         0.53%*        0.36%*
   Operating expenses
     excluding reimbursement/
     waiver ....................        0.65%         0.73%         1.29%         0.79%         1.50%         1.00%*        5.82%*


------------------
  * Annualized
 ** Not Annualized
(1) The Fund commenced operations on October 4, 1993 as a separate investment portfolio (the "Predecessor Fund") of The Shawmut
    Funds.
(2) The Predecessor Fund began offering Trust Shares on December 16, 1993.
(3) On December 4, 1995, the Predecessor Fund was reorganized as a new portfolio of the Trust with a single series of shares.
    Prior to the reorganization, the Predecessor Fund offered two series of shares, Investment Shares and Trust Shares. In connection with the reorganization, the shareholders of the Predecessor Fund exchanged shares of each of the two series for a single series of shares in the Galaxy Connecticut Municipal Money Market Fund (Note 9).
(4) Unaudited
(A) Represents less than $0.01 per share for year 1993.
(B) Calculation does not include the effect of any sales charge for Investment Shares of the Predecessor Fund.
(C) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or Administrator for the years ended October 31, 1997 and 1996 were $0.03 and $0.03, respectively. Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or other parties for Investment Shares for the years ended October
    31, 1995(4), 1994(4) and the period ended October 31, 1993(4) were $0.03, $0.01 and $0.03, respectively. Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or other parties for Trust Shares for the year ended October 31, 1995(4) and the period ended October 31, 1994(4) were $0.02 and $0.01, respectively.

                                                    See Notes to Financial Statements.

                   ---------------
                                      MASSACHUSETTS MUNICIPAL MONEY MARKET FUND
                                      FINANCIAL HIGHLIGHTS
                   THE GALAXY FUND    FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD.
                   ---------------

                                                                                    YEARS ENDED OCTOBER 31,
                                                               ------------------------------------------------------------------
                                                                  1997         1996(2)        1995          1994         1993(1)
                                                               ----------    ----------    ----------    ----------    ----------
Net Asset Value, Beginning of Period .................         $     1.00    $     1.00    $     1.00    $     1.00    $     1.00
                                                               ----------    ----------    ----------    ----------    ----------
Income from Investment Operations:
   Net investment income (A)(B) ......................               0.03          0.03          0.03          0.02            --
   Net realized gain (loss) on investments ...........                 --            --            --            --            --
                                                               ----------    ----------    ----------    ----------    ----------
       Total from Investment Operations: (A) .........               0.03          0.03          0.03          0.02            --
                                                               ----------    ----------    ----------    ----------    ----------
Less Dividends:
   Dividends from net investment income (A) ..........              (0.03)        (0.03)        (0.03)        (0.02)           --
   Dividends from net realized capital gains .........                 --            --            --            --            --
                                                               ----------    ----------    ----------    ----------    ----------
     Total Dividends: (A) ............................              (0.03)        (0.03)        (0.03)        (0.02)           --
                                                               ----------    ----------    ----------    ----------    ----------
Net increase (decrease) in net asset value ...........                 --            --            --              --          --
                                                               ----------    ----------    ----------    ----------    ----------
Net Asset Value, End of Period .......................         $     1.00    $     1.00    $     1.00    $     1.00    $     1.00
                                                               ==========    ==========    ==========    ==========    ==========

 Total Return ........................................               2.92%        2.83%         3.21%         1.99%         0.12%**

Ratios/Supplemental Data:
Net Assets, End of Period (000's) ....................         $   80,966    $   47,066    $   40,326    $   31,516    $    1,237
Ratios to average net assets:
   Net investment income including reimbursement/waiver             2.90%         2.78%          3.16%        2.00%         2.75%*
   Operating expenses including reimbursement/waiver .              0.61%         0.62%          0.57%        0.53%         0.11%*
   Operating expenses excluding reimbursement/waiver .              0.69%         0.83%          1.06%        1.21%        35.42%*

-----------------
  * Annualized
 ** Not Annualized
(1) The Fund commenced operations on October 5, 1993 as a separate investment portfolio (the "Predecessor Fund") of The Shawmut
    Funds.
(2) On December 4, 1995, the Predecessor Fund was reorganized as a new portfolio of the Trust (Note 9).
(3) Unaudited.
(A) Represents less than $0.01 per share for year 1993.
(B) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or other parties for the years ended October 31, 1997, 1996, 1995(3), 1994(3) and the period ended October 31, 1993(3) were $0.03, $0.03, $0.03, $0.01 and $(0.01), respectively.

                                                    See Notes to Financial Statements.

         ---------------

         THE GALAXY FUND     NOTES TO FINANCIAL STATEMENTS
         ---------------

1. ORGANIZATION

  The Galaxy Fund, a Massachusetts business trust (the "Trust"), is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. As of the date of this report, the Trust offered twenty-four managed investment portfolios. The accompanying financial statements and financial highlights are those of the Money Market, Government, Tax-Exempt, U.S. Treasury, Connecticut Municipal Money Market and Massachusetts Municipal Money Market Funds (individually, a "Fund," collectively, the "Funds") only.

  The Money Market Fund is authorized to issue three series of shares (Trust Shares, Retail A Shares and Retail B Shares). The Government, Tax Exempt and U.S. Treasury Funds are authorized to issue two series of Shares (Trust Shares and Retail A Shares). Trust Shares, Retail A Shares and Retail B Shares are substantially the same, except (i) Retail B Shares are subject to a maximum 5.00% contingent deferred sales charge and (ii) series specific expenses (distribution and/or shareholder servicing fees and transfer agent fees) are borne by the specific series of shares to which they relate. Six years after the date of purchase, Retail B Shares of the Money Market Fund will automatically convert to Retail A Shares of such Fund.

  The Connecticut Municipal Money Market and Massachusetts Municipal Money Market Funds are authorized to issue one series of shares. Shares of the Connecticut Municipal Money Market and Massachusetts Municipal Money Market Funds, together with Retail A Shares of the Money Market, Government, Tax-Exempt and U.S. Treasury Funds are hereinafter referred to as "Retail Shares".

2. SIGNIFICANT ACCOUNTING POLICIES

  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies in conformity with generally accepted accounting principles consistently followed by the Funds in the preparation of the financial statements.

  PORTFOLIO VALUATION: Securities in the Funds are valued utilizing the amortized cost valuation method permitted in accordance with Rule 2a-7 under the 1940 Act. This method involves valuing a portfolio security initially at its cost and thereafter assuming a constant amortization to maturity of any discount or premium.

  SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are accounted for on a trade date basis. Net realized gains or losses on sales of securities are determined by the identified cost method. Interest income is recorded on the accrual basis. Investment income and realized and unrealized gains and losses are allocated to the separate series of a Fund based upon the outstanding shares of each series.

  DIVIDENDS TO SHAREHOLDERS: Dividends from net investment income are determined separately for each series of a Fund and are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually.

  Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

  FEDERAL INCOME TAXES: The Trust treats each Fund as a separate entity for Federal income tax purposes. Each Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended. By so qualifying, each Fund will not be subject to Federal income taxes to the extent that it distributes substantially all of its taxable or tax-exempt income, if any, for its tax year ending October 31. In addition, by distributing in each calendar year substantially all of its net investment income, capital gains, and certain other amounts, if any, each Fund will not be subject to a Federal excise tax. Therefore, no Federal income or excise tax provision is recorded.

  REPURCHASE AGREEMENTS: Each Fund, except the U.S. Treasury Fund, may engage in repurchase agreement transactions with institutions that the Trust's investment advisor has determined are creditworthy pursuant to guidelines established by the Trust's Board of Trustees. Each repurchase agreement transaction is recorded at cost plus accrued interest. Each Fund requires that the securities collateralizing a repurchase agreement transaction be transferred to the Trust's custodian in a manner that is intended to enable the Fund to obtain those securities in the event of a counterparty default. The value of the collateral securities is monitored daily to ensure that the value of the collateral, including accrued interest, equals or exceeds the repurchase price. Repurchase agreement transactions involve certain risks in the event of default or insolvency of the counterparty, including possible delays or restrictions upon a Fund's ability to dispose of the underlying securities, and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

  EXPENSES: The Trust accounts separately for the assets, liabilities and operations of each Fund. Expenses directly attributable to a Fund are charged to the Fund, while expenses which are attributable to more than one fund of the Trust are allocated among the respective funds.

  In addition, expenses of a Fund not directly attributable to the operations of a particular series of shares of the Fund are allocated to the separate series based upon the outstanding shares of each series. Operating expenses directly attributable to a series of shares of a Fund are charged to the operations of that series.

3. INVESTMENT ADVISORY, ADMINISTRATION, SHAREHOLDER SERVICES AND OTHER FEES

  The Trust and Fleet Investment Advisors Inc. (the "Investment Advisor" or "Fleet"), an indirect wholly-owned subsidiary of Fleet Financial Group, Inc., are parties to an investment advisory agreement under which the Investment Advisor provides services for a fee, computed daily and paid monthly, at the following annual rates: with respect to the Money Market, Government and Tax-Exempt Funds, 0.40% of the average daily net assets of each Fund, and with respect to the U.S. Treasury, Connecticut Municipal Money Market and Massachusetts Municipal Money Market Funds, 0.40% of the first $750,000,000 of net assets of each Fund plus 0.35% of net assets of each Fund in excess of $750,000,000. The Trust has been advised by the Investment Advisor that, with respect to the Money Market, Government and Tax-Exempt Funds, the Investment Advisor intends to waive advisory fees payable to it by each Fund by 0.05% to the extent that a Fund's net assets exceed $750,000,000.

  Prior to December 4, 1995, Shawmut Bank, N.A. ("Shawmut Bank") provided investment advisory services to the Shawmut Connecticut Municipal Money Market and Shawmut Massachusetts Municipal Money Market Funds, predecessor funds of the Connecticut Municipal Money Market and Massachusetts Municipal Money Market Funds, respectively (collectively, the "Predecessor Funds", see Note 9). Shawmut Bank was paid a fee for its services at the annual rate of 0.50% of each Predecessor Fund's average daily net assets (see also Note 4).

  The Trust and First Data Investor Services Group, Inc. ("Investor Services Group"), a wholly-owned subsidiary of First Data Corporation, are parties to an administration agreement under which Investor Services Group (the "Administrator") provides services for a fee, computed daily and paid monthly, at the annual rate of 0.09% of the first $2.5 billion of the combined average daily net assets of the Funds and the other funds offered by the Trust (whose financial statements are provided in separate reports), 0.085% of the next $2.5 billion of combined average daily net assets and 0.075% of combined average daily net assets over $5 billion. Prior to September 5, 1996, Investor Services Group was entitled to receive administration fees, computed daily and paid monthly, at the annual rate of 0.09% of the first $2.5 billion of the combined average daily net assets of the Funds and the other funds offered by the Trust, 0.085% of the next $2.5 billion of combined average daily net assets and 0.08% of combined average daily net assets over $5 billion.

  In addition, Investor Services Group also provides certain fund accounting, custody administration and transfer agency services pursuant to certain fee arrangements. Pursuant to such fee arrangements, Investor Services Group compensates the Trust's custodian bank, Chase Manhattan Bank, N.A. for its services.

  Prior to December 4, 1995, Federated Administrative Services ("FAS") provided certain administrative and other services to the Predecessor Funds. The fee paid to FAS was based on the average aggregate net assets of The Shawmut Funds. In addition, prior to December 4, 1995, Federated Services Company ("FSC") provided transfer agency and dividend disbursing services to the Predecessor Funds in return for fees at rates based on the size, type and number of accounts and transactions made by shareholders. FSC also maintained accounting records for the Predecessor Funds and was paid fees based on each Predecessor Fund's average net assets plus out-of-pocket expenses.

  First Data Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of Investor Services Group and an indirect wholly-owned subsidiary of First Data Corporation, serves as the distributor of the Trust's shares.

  The Trust has adopted a shareholder services plan (the "Services Plan") with respect to Retail Shares and Trust Shares of the Funds. Currently, the Services Plan has not been implemented with respect to the Funds' Trust Shares. The Services Plan provides compensation to institutions (including and currently limited to Fleet Bank and its affiliates) which provide administrative and support services to their customers who beneficially own Retail Shares, at an aggregate annual rate not to exceed 0.25% of the average daily net asset value of the outstanding Retail Shares of each Fund beneficially owned by such customers. The Trust, under the direction of the Board of the Trustees, is currently limiting fees payable under the Services Plan with respect to each Fund to an aggregate annual rate not to exceed 0.10% of the average daily net asset value of the outstanding Retail Shares beneficially owned by such customers.

  The Trust has adopted a distribution and services plan (the "12b -1 Plan") with respect to Retail B Shares of the Money Market Fund. Under the 12b-1 Plan, the Trust may pay (i) the Distributor or another person for expenses and activities primarily intended to result in the sale of Retail B Shares, (ii) institutions for shareholder liaison services and (iii) institutions for administrative support services. Currently, payments under the 12b-1 Plan for distribution services are being made solely to broker-dealer affiliates of Fleet Bank and payments under the 12b-1 Plan for shareholder liason and administrative support services are being made solely to Fleet Bank and its affiliates. Payments for distribution expenses may not exceed an annual rate of 0.65% of the average daily net assets attributable to the Money Market Fund's outstanding Retail B Shares. The fees paid for shareholder liaison and administrative support services may not exceed the annual rates of 0.25% and 0.25%, respectively, of the average daily net assets attributable to the Money Market Fund's outstanding Retail B Shares owned of record or beneficially by the Institution's Customers. The Trust is currently limiting the Money Market Fund's payments for shareholder liaison and administrative support services under the 12b-1 Plan to an aggregate fee of not more than 0.10% of the average daily net asset value of Retail B Shares owned of record or beneficially by the Institution's Customers. For the year ended October 31, 1997, the Funds paid fees under the Services Plan and 12b-1 Plan as follows:

                                                12B-1 PLAN
                               SERVICES         ----------
  FUND                           PLAN      SERVICES  DISTRIBUTION
  ---------------------------------------------------------------
Money Market Fund .........  $1,430,359     $  288    $1,869
Government Fund ...........     346,517        N/A       N/A
Tax-Exempt Fund ...........     133,048        N/A       N/A
U.S. Treasury Fund ........     507,400        N/A       N/A
Connecticut Municipal
Money Market Fund .........     111,361        N/A       N/A
Massachusetts Municipal
Money Market Fund .........      58,905        N/A       N/A

  Prior to December 4, 1995, Federated Securities Corp. (the "Shawmut Distributor") served as the principal distributor of the Predecessor Funds. The Predecessor Funds had adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. Under the terms of the Plan, the Predecessor Funds compensated the Shawmut Distributor, from the net assets of the Predecessor Funds, to finance activities primarily intended to result in the sale of the Predecessor Funds' Investment Shares. The Plan permitted the Predecessor Funds to incur distribution expenses of up to 1/2 of 1% of the average daily net assets of the Investment Shares for the Connecticut Municipal Money Market Fund and shares of the Massachusetts Municipal Money Market Fund.

  The Retail Shares, Retail B Shares and Trust Shares of a Fund bear series specific transfer agent charges based upon the number of shareholder accounts for each series. Trust Shares of the Funds (except the Tax-Exempt Fund) also bear additional transfer agency fees in order to compensate the Investor Services Group for payments made to Fleet Bank, an affiliate of the Investment Advisor, for performing certain sub-account and administrative functions on a per account basis with respect to Trust Shares held by defined contribution plans. These additional fees are based on the number of shareholder accounts. For the year ended October 31, 1997, transfer agent charges for each series were as follows:

   FUND                         RETAIL       RETAIL B       TRUST
-------------------------------------------------------------------
Money Market Fund .........   $1,887,569      $ 461        $197,068
Government Fund ...........      371,122        N/A          33,279
Tax-Exempt Fund ...........       78,563        N/A             102
U.S. Treasury Fund ........      429,079        N/A          15,249
Connecticut Municipal
Money Market Fund .........       13,561        N/A             N/A
Massachusetts Municipal
Money Market Fund .........        8,383        N/A             N/A

  Certain officers of the Trust may be officers of the Administrator. Such officers receive no compensation from the Trust for serving in their respective roles. No officer, director or employee of the Investment Advisor serves as an officer, Trustee or employee of the Trust. Each Trustee is entitled to receive for services as a trustee of the Trust, The Galaxy VIP Fund ("VIP") and Galaxy Fund II ("Galaxy II") an aggregate fee of $29,000 per annum plus certain other fees for attending or participating in meetings as well as reimbursement for expenses incurred in attending meetings. The Chairman of the Boards of Trustees and the President and Treasurer of the Trust, VIP and Galaxy II are also entitled to additional fees for their services in these capacities. These fees are allocated among the funds of the Trust, VIP and Galaxy II, based on their relative net assets. Prior to November 1, 1996, each Trustee was entitled to receive for services as a trustee of the Trust and VIP an aggregate fee of $18,000 per annum plus certain other fees for attending or participating in meetings as well as reimbursement for expenses incurred in attending meetings. The Chairman of the Boards of Trustees of the Trust and VIP and the President and Treasurer of the Trust and VIP were entitled to additional annual fees for their services in these capacities.

  Each Trustee is eligible to participate in the Trust's Deferred Compensation Plan (the "Plan"), an unfunded, non-qualified deferred compensation plan. The Plan allows each Trustee to defer receipt of all or a percentage of fees which otherwise would be payable for services performed. On January 1, 1997, the Plan was merged into a combined Deferred Compensation Plan for the Trust, VIP and Galaxy II.

  Expenses for the year ended October 31, 1997 include legal fees paid to Drinker Biddle & Reath LLP. A partner of that firm is Secretary of the Trust.

4. WAIVER OF FEES AND REIMBURSEMENT OF EXPENSES

  The Investment Advisor voluntarily agreed to waive a portion of its fees and/or reimburse the Funds for certain expenses so that total expenses would not exceed certain expense limitations established for each Fund. The Investment Advisor, at its discretion, may revise or discontinue the voluntary fee waivers and/or expense reimbursements at any time. For the year ended October 31, 1997, the Investment Advisor waived fees and/or reimbursed expenses with respect to the Funds in the following amounts:

                                     FEES WAIVED BY
FUND                               INVESTMENT ADVISOR
------                           ----------------------
Money Market Fund ..............       $ 922,657
Government Fund ................         173,566

                                 EXPENSES REIMBURSED BY
FUND                               INVESTMENT ADVISOR
-----                              -------------------
Money Market Fund ..............       $     17
Government Fund ................            542
Tax-Exempt Fund ................         15,751
U.S. Treasury Fund .............         25,108
Connecticut Municipal
  Money Market Fund ............         62,664
Massachusetts Municipal
  Money Market Fund ............         54,862

5. CAPITAL CONTRIBUTIONS

  During the period June 20, 1994 through July 6, 1994, the Investment Advisor voluntarily contributed capital to the Money Market Fund, Government Fund and U.S. Treasury Fund in the amounts of approximately $1.6 million, $2.3 million and $1.0 million, respectively. These amounts were contributed to offset losses realized on the sale of certain securities held by the Funds. The Investment Advisor received no shares of beneficial interest or other consideration in exchange for these contributions which maintained the net asset value of each Fund at approximately $1.00 per share.

6. SHARES OF BENEFICIAL INTEREST

  The Trust's Declaration of Trust authorizes the Trustees to issue an unlimited number of shares of beneficial interest in the Funds, each with a par value of $0.001. The Trust's shares are classified into twenty-four classes of shares, each consisting of one or more series including: Class A Shares (Retail A Shares), Class A - Special Series 1 Shares (Trust Shares) and Class A - Special Series 2 Shares (Retail B Shares) - Money Market Fund; Class B Shares (Retail A Shares) and Class B - Special Series 1 Shares (Trust Shares) Government Fund; Class E Shares (Retail A Shares) and Class E - Special Series 1 Shares (Trust Shares) - Tax-Exempt Fund; Class F Shares (Retail A Shares) and Class F - Special Series 1 Shares (Trust Shares) - U.S. Treasury Fund; Class V Shares - Connecticut Municipal Money Market Fund; and Class W Shares - Massachusetts Municipal Money Market Fund.

  Each share represents an equal proportionate interest in the respective Fund, bears the same fees and expenses (except that Retail A Shares each bear the expense of payments under the Services Plan, Retail B Shares bear the expense of payments under the 12b-1 Plan and Retail A Shares, Retail B Shares and Trust Shares each bear series specific transfer agent charges) and are entitled to such dividends and distributions of income earned as are declared at the discretion of the Trust's Board of Trustees.

  Prior to November 1, 1994, the Money Market, Government, Tax Exempt and U.S. Treasury Funds each offered a single series of shares. As of such date, the existing series of shares of each such Fund was designated as Retail A Shares and each such Fund began issuing a second series of shares designated as Trust Shares. At such time, certain eligible holders of Retail A Shares of such Funds exchanged their shares for Trust Shares of the same Funds. Prior to December 4, 1995, the Predecessor Connecticut Municipal Money Market Fund offered two series of shares, Investment Shares and Trust Shares. The shareholders of such Predecessor Fund exchanged shares of each series for shares in the Galaxy Connecticut Municipal Money Market Fund. The Predecessor Massachusetts Municipal Money Market Fund sold shares without class designation.

  Shareholders are entitled to one vote for each full share held and will vote in the aggregate and not by class or series, except as otherwise expressly required by law or when the Board of Trustees determines that the matter to be voted on affects only the interests of shareholders of a particular class or series.

7. CONCENTRATION OF CREDIT

  The Connecticut Municipal Money Market and Massachusetts Municipal Money Market Funds invest primarily in debt obligations issued by the State of Connecticut and the Commonwealth of Massachusetts, respectively, and their respective political subdivisions, agencies and public authorities to obtain funds for various public purposes. Such Funds are more susceptible to economic and political factors adversely affecting issuers of each respective state's specific municipal securities than are municipal funds that are not concentrated in these issuers to the same extent.

8. FEDERAL TAX INFORMATION

  At October 31, 1997, the following Funds had capital loss carryforwards:

FUND                         AMOUNT         EXPIRATION
-----                       --------       ------------
Money Market Fund ......   $ 1,304,701         2002
                                 5,000         2003
                                43,235         2004

Government Fund ........       871,254         2002

Tax-Exempt Fund ........       120,301         2002
                                 3,772         2003
                                 7,498         2004

U.S. Treasury Fund .....       775,376         2002

Connecticut Municipal
  Money Market Fund ....         6,619         2003
                                   817         2004
Massachusetts Municipal
  Money Market Fund ....           133         2002
                                    31         2003
                                12,416         2004

  9. ACQUISITION OF THE SHAWMUT FUNDS

  At a meeting held on June 12, 1995, the Board of Trustees of the Trust approved an Agreement and Plan of Reorganization (the "Agreement") for the acquisition of The Shawmut Funds ("Shawmut") by the Trust. Pursuant to the Agreement, all of the assets and liabilities of the Shawmut Prime Money Market Fund were transferred to the Galaxy Money Market Fund in exchange for shares of the Galaxy Money Market Fund. In addition, all of the assets and liabilities of the Shawmut Connecticut Municipal Money Market Fund and the Shawmut Massachusetts Municipal Money Market Fund were transferred to the Galaxy Connecticut Municipal Money Market Fund and the Galaxy Massachusetts Municipal Money Market Fund, respectively, new portfolios of the Trust, in exchange for shares of the Galaxy Connecticut Municipal Money Market Fund and the Galaxy Massachusetts Municipal Money Market Fund, respectively. Accordingly, the net assets attributable to Investment Shares and Trust Shares of the Shawmut Prime Money Market Fund were exchanged for 267,079,142 Retail A Shares and 511,462,955 Trust Shares, respectively, of the Galaxy Money Market Fund, the net assets attributable to Investment Shares and Trust Shares of the Shawmut Connecticut Municipal Money Market Fund were exchanged for 99,969,877 shares of the Galaxy Connecticut Municipal Money Market Fund and the net assets of the Shawmut Massachusetts Municipal Money Market Fund were exchanged for 39,189,008 shares of the Galaxy Massachusetts Municipal Money Market Fund. In related transactions, the assets and liabilities of other Shawmut portfolios were transferred to corresponding Galaxy portfolios in exchange for shares in such Galaxy portfolios. The reorganization, which qualified as a tax-free reorganization for Federal income tax purposes, was completed on December 4, 1995 following the approval of the reorganization by Shawmut shareholders. Certain share registration fees incurred in connection with the reorganization were borne by the Trust. The following is a summary of the Net Assets, Shares Outstanding and Net Asset Values per share associated with the transaction:


                                                 Before Acquisition                             After Acquisition
                                  -------------------------------------------           ----------------------------------
                                  Galaxy           Galaxy            Shawmut           Shawmut          Galaxy            Galaxy
                               Money Market     Money Market       Prime Money       Prime Money     Money Market      Money Market
                                   Fund             Fund           Market Fund       Market Fund         Fund              Fund
                             Retail A Shares    Trust Shares    Investment Shares    Trust Shares   Retail A Shares    Trust Shares
                             ---------------    ------------    -----------------    ------------   ---------------    ------------
Net Assets ................   $ 614,802,390      $ 318,554,689    $ 267,075,370     $ 511,455,645    $ 881,877,760     $ 830,010,334
Shares outstanding ........     615,427,194        319,003,229      267,079,142       511,462,955      882,506,336       830,466,184
Net Asset Value, per share    $        1.00      $        1.00    $        1.00     $        1.00    $        1.00     $        1.00

                                                          Before Acquisition                                     After Acquisition
                                   --------------------------------------------------------------                ------------------
                                       Galaxy                    Shawmut                   Shawmut                    Galaxy
                               Connecticut Municipal      Connecticut Municipal     Connecticut Municipal      Connecticut Municipal
                                 Money Market Fund          Money Market Fund         Money Market Fund          Money Market Fund
                                       Shares               Investment Shares            Trust Shares                 Shares
                                       ------               -----------------            ------------                 ------
Net Assets ................           $ 10.00                 $ 67,149,096               $ 32,820,781               $ 99,969,887
Shares outstanding ........             10.00                   67,149,096                 32,820,781                 99,969,887
Net Asset Value, per share            $  1.00                 $       1.00               $       1.00               $       1.00

                                                Before Acquisition                         After Acquisition
                               -------------------------------------------------           ------------------
                                       Galaxy                      Shawmut                        Galaxy
                              Massachusetts Municipal      Massachusetts Municipal        Massachusetts Municipal
                                 Money Market Fund            Money Market Fund              Money Market Fund
                                       Shares                 Investment Shares                   Shares
                                       ------                 -----------------                   ------
Net Assets ................           $ 10.00                    $ 39,189,008                  $ 39,189,018
Shares outstanding ........             10.00                      39,189,008                    39,189,018
Net Asset Value, per share            $  1.00                    $       1.00                  $       1.00

TAX INFORMATION (UNAUDITED):

  During the fiscal year ended October 31, 1997, the following Funds earned income from direct obligations of the U.S Government:

                                                U.S. GOVERNMENT
FUND                                                INCOME
----                                                ------
Money Market Fund                                    7.11%
Government Fund                                     37.62%
U.S. Treasury Fund                                  99.99%

Appropriate tax information detailing government income percentages on a calendar year basis will accompany each shareholder's year-end tax statement. As each state's rules on the exemption of this income differ, please consult your tax advisor regarding specific tax treatment. 100% of the income earned by the Tax Exempt Fund, the Connecticut Municipal Money Market Fund, and the Massachusetts Municipal Money Market Fund will generally qualify as exempt from federal and state taxation.

                        REPORT OF INDEPENDENT ACCOUNTANTS

To Shareholders and the Board of Trustees of The Galaxy Fund:

         We have audited the accompanying statements of assets and liabilities of the Money Market Fund, Government Fund, Tax-Exempt Fund and U.S. Treasury Fund, (four series of The Galaxy Fund), including the portfolios of investments, as of October 31, 1997, and the related statements of operations, the statements of changes in net assets, and financial highlights for each of the periods indicated therein. In addition, we have audited the accompanying statements of assets and liabilities of the Connecticut Municipal Money Market Fund and Massachusetts Municipal Money Market Fund, (two series of The Galaxy Fund), including the portfolios of investments, as of October 31, 1997, and the related statements of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of The Galaxy Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

         The financial highlights for the period October 4, 1993 (commencement of operations) through October 31, 1993 and for each of the two years in the period ended October 31, 1995 for the Connecticut Municipal Money Market Fund and the financial highlights for the period October 5, 1993 (commencement of operations) through October 31, 1993 and for each of the two years in the period ended October 31, 1995 for the Massachusetts Municipal Money Market Fund, presented herein, were audited by other auditors whose report dated November 27, 1995 expressed an unqualified opinion on such financial highlights.

         We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1997, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

         In our opinion, the financial statements and financial highlights referred to in the first paragraph above present fairly, in all material respects, the financial position of each of the aforementioned series of The Galaxy Fund as of October 31, 1997, the results of their operations, the changes in their net assets, and their financial highlights for each of the periods referenced therein, in conformity with generally accepted accounting principles.


Boston, Massachusetts                                  Coopers & Lybrand L.L.P.
December 19, 1997

-----------------                                          ---------------
                      4400 Computer Drive                  BULK RATE
GALAXY                Box 5108                             U.S. POSTAGE
 FUNDS                Westborough, MA 01581-5108           PAID
                                                           PERMIT NO. 105
-----------------                                          N. READING, MA
                                                           ---------------



FN-082 (12/97) Date of first use 12/31/97